                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1994 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      Commercial BancShares, Incorporated
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.


     (1) Title of each class of securities to which transaction applies:


     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


     -------------------------------------------------------------------------
     (5) Total fee paid:


     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3) Filing Party:


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     (4) Date Filed:

                      COMMERCIAL BANCSHARES, INCORPORATED
                               415 Market Street
                      Parkersburg, West Virginia 26101



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     NOTICE is hereby given that the Annual Meeting of Stockholders of COMMERCIAL BANCSHARES, INCORPORATED ("Commercial") will be held at the Dils Banquet & Meeting Center, 6th Street & Williams Court Alley, Parkersburg, West Virginia, at 3:00 p.m. on Wednesday, May 14, 1997, for the following purposes:

     (1)  To elect seventeen (17) Directors of Commercial;

     (2) To ratify the appointment of Harman, Thompson, Mallory & Ice, A.C., Certified Public Accountants as independent auditors of Commercial;

     (3) To consider a proposal that would increase the authorized common stock to 5,000,000 shares of $5 par value common stock;

     (4) To consider approval of a stock option plan for Commercial's nonemployee directors;

     (5) To consider approval of a long term incentive stock plan for Commercial's employees; and

     (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on Wednesday, April 2, 1997, are entitled to notice of and to vote at the meeting. A list of these stockholders will be available at the meeting and for 10 days preceding the meeting at the office of the Secretary of Commercial BancShares, 415 Market Street, Parkersburg, West Virginia.

     If you are unable to be present at the meeting, but desire to have your shares voted, please vote, date and sign the enclosed proxy and return it in the accompanying envelope.

                                 By order of the Board of Directors



                                 Larry G. Johnson
                                 Secretary

April 18, 1997

WE URGE YOU TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

                      COMMERCIAL BANCSHARES, INCORPORATED
                               415 Market Street
                       Parkersburg, West Virginia  26101

                    Annual Meeting of Shareholders, May 14, 1997

                              ------------------
                                PROXY STATEMENT
                              ------------------

SOLICITATION AND REVOCABILITY OF PROXIES
     Your proxy is solicited by your Board of Directors. It will be voted as you direct. In the absence of your direction, it will be voted for the nominees and proposals set forth below.
     Without affecting any vote previously taken, any shareholder executing a proxy may revoke it at any time before it is voted by giving a written notice of the revocation to Larry G. Johnson, Secretary; by executing a later-dated proxy which is received by Commercial prior to the Annual Meeting; or by attending the meeting and giving notice of such revocation in person. Attendance at the
                                                        -----------------
meeting will not, in and of itself, constitute revocation of a proxy.
--------------------------------------------------------------------
     This proxy statement and the accompanying proxy are being mailed on or about April 18, 1997, to all stockholders entitled to vote at the meeting.

INFORMATION AS TO VOTING SECURITIES

     The Board of Directors has fixed the close of business on Wednesday, April 2, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the record date 1,616,187 shares of common stock ("Common Stock") were outstanding and entitled to vote at the meeting. Each share of stock is entitled to one vote.

     At the election for Directors, each shareholder has the right to vote the number of shares owned for as many persons as there are Directors to be elected and for whose election he or she has the right to vote. Cumulative voting in the election of Directors is permitted by State statute, and the exercise of that right is not subject to any condition precedent. Each stockholder may cast all of his votes for a single Director or he may distribute them among the number to be voted for as he sees fit. Shareholders desiring to cast cumulative votes by proxy should so indicate on the proxy.

     The solicitation of proxies will be made primarily by mail. Proxies may also be solicited personally and by telephone by regular employees of Commercial or its subsidiaries without any additional remuneration and at nominal cost. Management intends to request banks, brokerage houses, custodians, nominees and fiduciaries to obtain authorization for the execution of proxies. Commercial will pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding such materials to and obtaining proxies from the beneficial owners of common shares entitled to vote at the annual meeting.

  A majority of the outstanding shares of Commercial will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business. The election of each director nominee requires the favorable vote of a plurality of all votes cast by the holders of common stock at a meeting at which a quorum is present. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Abstentions and broker non-votes will not be counted toward such nominee's achievement of plurality and thus have no effect. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain matters because its customer has not provided any voting instructions on the matter.

             COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
             ------------------------------------------------------

     To Commercial's knowledge, the only persons or groups that may be deemed to own beneficially 5% or more of Commercial's outstanding common stock as of March 25, 1997 are the following:


                                     Shares
Name and Address                  Beneficially  Percent of
of Beneficial Owner                  Owned         Class
-------------------                  -----         -----
Commercial BancShares, Inc.         153,748        9.51%
Employee Stock Ownership Trust
(with 401(k) provisions)
     Parkersburg, WV


                       COMMON STOCK OWNERSHIP OF MANAGEMENT
                       ------------------------------------

The following table sets forth certain information regarding beneficial ownership of Commercial's Common Stock, as of March 25, 1997, by (i) each of Commercial's directors, (ii) each of Commercial's executive officers named in the compensation table below and (iii) Commercial's executive officers and directors as a group.

                                  Number of Shares       Nature of     Percent
Name                             Beneficially Owned      Ownership     of Class
----                             ------------------      ---------     --------
Bruce Bingham                        10,333               Direct          *
                                      2,772               Indirect        *
Frank L. Christy                      9,460               Direct          *
                                      4,032               Indirect        *
A. Vernon Criss, III                    220               Direct          *
                                     39,023               Indirect      2.41%
Gary R. Davis                        26,099               Direct        1.61%
                                      2,513               Indirect        *
Wilson Davis                         12,071               Direct          *
Carl E. Dollman                       4,151               Direct          *
Larry G. Johnson                      4,990               Direct          *
                                      5,964               Indirect        *
Thomas M. Lookabaugh                    276               Direct          *
                                      5,203               Indirect        *
James A. Meagle, Jr.                  4,289               Direct          *
                                      1,576               Indirect        *
David L. Mendenhall                  11,210               Direct          *
                                      1,925               Indirect        *
William E. Mildren, Jr.              53,137               Direct        3.29%
                                      9,884               Indirect        *
Donna L. Perine                         434               Direct          *
                                      2,417               Indirect        *
Jack F. Poe                           5,731               Direct          *
Patty S. Poling                         920               Direct          *
                                      1,757               Indirect        *
Robert E. Richardson, Sr.             1,834               Direct          *
                                     11,680               Indirect        *
W. S. Ritchie, Jr.                    5,894               Direct          *


Susan S. Ross                         2,200               Direct          *
Donald L. Scothorn                   13,506               Direct          *
                                      4,910               Indirect        *
James L. Wahle                          484               Direct          *
Thomas N. Webster                     3,029               Direct          *
Morris B. Wilkins                       220               Direct          *
                                     39,983               Indirect      2.47%
Executive officers and directors    265,345               Direct       16.42%
 as a group (21 persons)             38,782               Indirect      2.40%

______________________________
*  Reflects ownership of less than 1% of the outstanding common shares.

                    _______________________________________


Proposal No. 1:     Election of Directors

  The Board of Directors of Commercial has proposed seventeen Directors be elected to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and have qualified. It is intended that shares represented by proxies solicited by the Board of Directors will, unless contrary instructions are given, be voted in favor of the election as Directors of the nominees listed below. Unless otherwise indicated on the proxy, one vote per share owned will be voted in favor of each nominee. Although the Board of Directors does not contemplate that any nominee will be unavailable for election, if vacancies occur unexpectedly, the shares may be voted for substitute nominees, if any.
  Each nominee is currently a Director of Commercial. Twelve are currently Directors of one or more of the banking subsidiaries, Commercial Banking and Trust Company (CB&T), Jackson County Bank (JCB), Farmers and Merchants Bank of Ritchie County (F&M), Dime Bank (Dime), Union Bank of Tyler County (UBTC), The Community Bank (Community) or Bank of Paden City (Paden City).
  The following information sets forth the name, age, address, principal occupation or employment of each Director and the year the individual began continuous service as a Director of Commercial. Except where otherwise noted, each person has held his principal position for at least five years.

          THE FOLLOWING PERSONS ARE NOMINATED FOR ELECTION:

Bruce Bingham (67), Ravenswood, West Virginia.  Director since 1985. Mr.
     Bingham is retired from active employment with JCB, where he served as President from 1983-1990. He became a Director of JCB in 1968, and Chairman of the Board of Directors of JCB in 1995.

Frank L. Christy (49), Marietta, Ohio and Vero Beach, Florida.  Director since
     1983.    Mr. Christy is a Real Estate Developer and was a Director of CB&T
     from 1977-1990.

A. Vernon Criss, III   (42), Vienna, West Virginia.  Director since 1985. Mr.
     Criss is the President of Century Block, Inc., and Century Limestone, Inc., Vice President of Atlas Towing Company, and Secretary-Treasurer of Bluestone Quarries, Inc. He was a Director of CB&T from 1984-1988.

Gary R. Davis (52) Sistersville, West Virginia.  Director since 1994.  Mr.
     Davis has been Chairman of Union Bank of Tyler County since January 1, 1995, and Chief Executive Officer since 1974. He was President from 1974 through 1994. He has been a Director of UBTC since 1974.

Wilson Davis (73) Pennsboro, West Virginia.  Director since 1994.    Mr. Davis
     is the retired Director of the Ritchie County Educational Trust. He is President and Chairman of The Community Bank. He became a Director of Community in 1974.

Carl E. Dollman (73) Vienna, West Virginia.  Director since 1987.    Mr. Dollman
     retired in 1986 from First Federal Savings and Loan Association of Parkersburg where he had served as President. He became a director of CB&T in 1987.

James A. Meagle, Jr. (51) Marietta, Ohio.  Director since 1992.    Mr. Meagle
     has been President of The Dime Bank since 1980. He became a Director of Dime in 1980.

David L. Mendenhall (53) Paden City, West Virginia.  Director since 1994.    Mr.
     Mendenhall has been President and Chief Executive Officer of Bank of Paden City since 1976. He became a Director of Paden City in 1976.

William E. Mildren, Jr. (52) Vienna, West Virginia.  Director since 1983.    Mr.
     Mildren is Chairman, President and Chief Executive Officer of Commercial and Chairman of CB&T. He is a Director of CB&T, JCB, Dime and UBTC. He became a Director of CB&T in 1977, Chairman in 1987.

Jack F. Poe (74) Parkersburg, West Virginia.  Director since 1983.    Mr. Poe is
     retired from CB&T, where he served as President for four years. He became associated with CB&T in 1954, and has served as a Director of CB&T since 1972. He is a life trustee of Marietta College.

Robert E. Richardson, Sr. (82) Marietta, Ohio.  Director since 1992.    Mr.
     Richardson is Chairman of Richardson Printing Company in Marietta, Ohio. He became a Director of Dime in 1985 and has served as its Chairman since 1986.

W. S. Ritchie, Jr. (69) Ravenswood, West Virginia.  Director since 1985.   Mr.
     Ritchie retired in 1988 as Commissioner of the West Virginia Department of Highways. He previously was affiliated with Ashland Coal Company, Inc. and Hobet Mining Company. He became a Director of JCB in 1967.

Susan S. Ross (53) Vienna, West Virginia.  Director since 1983.    Mrs. Ross is
     the former Chairman of Storck Baking Company, Inc., and was a Director of CB&T from 1982-1988.

Donald L. Scothorn (67) Parkersburg, West Virginia.  Director since 1994.    Mr.
     Scothorn has been President and Chief Executive Officer of Commercial Banking and Trust Company since August 1992. He has served as Chairman of the Board and Director of F&M since November 1987. He became a Director of CB&T in 1989 and of Paden City in 1994.

James L. Wahle (60) Doylestown, Pennsylvania.  Director since 1994.    Mr. Wahle
     is President of Accu-Sort Systems, Inc. He was President of Kardex Systems, Inc., in Marietta, Ohio, from 1994 to 1996. Before joining Kardex he was President and CEO of Spacesaver Corporation.

Thomas N. Webster (77) Vienna, West Virginia.  Director since 1983.    Mr.
     Webster is the Vice Chairman of Commercial. He is retired from CB&T, where he served as Executive Vice President. He became a Director of CB&T in 1982, and JCB in 1985.

Morris B. Wilkins (72) Scotrun, Pennsylvania.  Director since 1987.    Mr.
     Wilkins is President of Caesars Pocono Resorts, Scotrun, Pennsylvania. He served as Chairman of the Board, President and Director of F&M from 1982 to 1987.

                    _______________________________________

                       BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of Commercial met four times in 1996. All directors attended 75% or more of the board and committee meetings held except for Mrs. Ross, Mr. Ritchie, and Mr. Wilkins.
     The Executive Committee is composed of Directors Mildren, Jr., Christy, Gary Davis, Dollman, Poe, Scothorn, and Webster. In 1996 there were 6 meetings of the Committee, which provides advice and counsel to the official staff of BancShares and acts for the Board of Directors upon delegated authority between meetings of the Board.

     The Audit Committee of Commercial consists of Mr. Poe as Chairman, and Directors Criss, Wilson Davis, Dollman, Richardson and Ritchie. The Committee reviews and evaluates significant matters related to the internal controls of Commercial, reviews the activities of Commercial's internal audit staff, meets with appropriate management personnel regarding internal audit results, and reports its findings to the Board of Directors of Commercial. It met nine times during 1996.
     The Mergers and Acquisitions Committee of Commercial did not meet during 1996. The members were Directors Christy (who served as chairman), Gary Davis, Dollman, Mildren, Jr., and Wilkins. The Committee's duties are to review and analyze any offers or proposals to merge with Commercial. It reports its analyses to the Executive Committee. It is also available to assist in the analysis and preparation of proposals or offers to acquire or merge with other corporations.
     The Compensation Committee was created to review and make recommendations regarding officers' salaries and benefits. Director Wahle served as chairman. Other members of the Committee were Directors Ross and Dollman and outside directors of Commercial subsidiaries: Robert L. Hartley, Neil R. Wynn, and George G. Couch. The Committee met five times in 1996.
     An Electronic Data Processing Steering Committee consists of the Subsidiaries' Presidents and their designated representatives and appointed members of the Boards of Directors of the subsidiary Banks. Members included: Mr. Mildren, Jr., Timothy Aiken of UBTC, Mr. Scothorn and Robert Tebay of CB&T, Thomas Lookabaugh and Clark Ritchie of JCB, Mrs. Donna Perine of F&M, Mr. Meagle, Jr., and Dan Stephan, Jr. of Dime, Mrs. Patty Poling of Community, and Larry Tracey of Paden City. There were seven meetings in 1996. The Committee develops the budget and plan of operation for the Electronic Data Processing Department, serves as a liaison between banks and the Department, establishes priorities for implementation of new software, reviews standards and procedures used within the Department, monitors its performance, prepares a capital expenditures budget, including hardware and software, and makes recommendations in the area of personnel.
     Along with these Committees, there were several committees of the boards of directors of Commercial's subsidiaries that are assigned duties by, and report to, the subsidiaries' boards of directors.

                           COMPENSATION OF DIRECTORS

     Beginning in June 1988, a monthly fee of $250 was paid by Commercial to Directors who were not Directors of subsidiary banks. In addition during 1996, Directors received $100 for each meeting of the Board of Directors attended. Directors who were not active officers of Commercial or its subsidiaries also received $100 for each committee meeting attended. Effective January 1, 1997, the meeting fees for non-employee Directors were increased to $300 for Board meetings and $200 for committee meetings.

Performance Adjusted Fees:

     At the recommendation of outside consultants engaged to advise Commercial regarding incentive compensation for its officers and appropriate fee levels for Directors, Commercial adopted a system of fee adjustments based on the performance of the company. The adjustments paid to Directors increase as corporate objectives regarding return on assets are achieved or exceeded. In considering the level of adjustment, the consultants also examined the fees paid by banks and holding companies of comparable size with similar performance. For 1996, an adjustment of $1,467 along with regular Board and Committee Fees was paid to Commercial's directors who were not active officers of Commercial.

     During 1996 Directors of Commercial who were also directors of subsidiary banks were paid for their services to the banks according to the standard arrangements and performance adjusted fees in effect at each bank. There were no other arrangements pursuant to which any Director was compensated for services as a Director.

     DIRECTORS DEFERRED INCOME PLAN

     Commercial, CB&T, Dime, F&M, Jackson and Paden City have established Directors Deferred Income Plans with certain Directors that defers payment of director's fees until the director reaches age 65. For those directors whose age was 65 or older at the time the plan was established, the payment of directors' fees is deferred for five to seven years.

                 RELATIONSHIPS AND TRANSACTIONS WITH MANAGEMENT

     Certain Directors and Executive Officers of Commercial and its subsidiaries and their associates were customers of and had transactions with Commercial and its subsidiaries in the ordinary course of business during 1996. Loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and did not include more than normal risk of collectibility or present other unfavorable features.


                               EXECUTIVE OFFICERS

A description of the executive officers of Commercial and its subsidiaries as of April 2, 1997, follows.


Name                                         Age          Position                        Business Experience
----                                         ---          --------                        -------------------
William E. Mildren, Jr.                       52          Chairman, President, and        President and Chief
                                                          Chief Executive Officer         Executive Officer,
                                                          of Commercial                   Commercial and CB&T
Gary R. Davis                                 52          Chairman & Chief Executive      Chairman and President,
                                                          Officer of UBTC                 Hometown; President & CEO,
                                                                                          UBTC
Thomas M. Lookabaugh                          45          President and Chief Executive   President and Chief Executive
                                                          Officer, Jackson                Officer, Jackson
James A. Meagle, Jr.                          51          President and Chief Executive   President and Chief Executive
                                                          Officer, Dime                   Officer, Dime
David L. Mendenhall                           53          President and Chief             Vice President, Hometown;
                                                          Executive Officer, Paden City;  President and CEO, Paden City
                                                          Sr. Vice Pres., Commercial
Donna L. Perine                               42          President and Chief Executive   President and Chief Executive
                                                          Officer, F&M                    Officer, F&M
Patty S. Poling                               63          Cashier and Chief Executive     Cashier and Chief Executive
                                                          Officer, Community              Officer, Community
Donald L. Scothorn                            67          President and Chief Executive   Executive Vice President
                                                          Officer, CB&T; Chairman,        and Chief Lending
                                                          F&M; Senior Vice Pres.,         Officer, CB&T
                                                          Commercial
Larry G. Johnson                              49          Executive Vice President and    Secretary-Treasurer,
                                                          Chief Financial Officer,        Commercial; Executive
                                                          Commercial; Corporate           Vice President and Chief
                                                          Secretary, Commercial           Financial Officer, CB&T

EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 Summary of Cash and Certain Other Compensation

          The following table shows, for the fiscal years ending December 31, 1994, 1995 and 1996, the cash compensation paid by Commercial and its subsidiaries, as well as certain other compensation paid or accrued for those years, to executive officers whose total annual salary and bonus exceeded $100,000.


                                    Annual Compensation
                            ----------------------------------
                                                    Other
Name and                                            Annual      All Other
Principal                                           Compen-     Compen-
Position                Year  Salary($)  Bonus($)1  sation($)2  sation($)3
--------                ----  --------   ---------  ----------  ----------
Wm. E. Mildren, Jr.     1996  $144,000     $49,581     $25,529     $ 9,830
Chairman, President     1995  $130,020     $51,584     $30,207     $11,168
and CEO, Commercial     1994  $108,840     $75,723     $24,803     $12,013

Donald L. Scothorn      1996  $100,020     $56,685     $12,323     $ 9,830
President and CEO,      1995  $ 92,520     $66,145     $13,760     $11,168
CB&T                    1994  $ 89,280     $74,134     $12,851     $11,238

Larry G. Johnson        1996  $ 74,700     $38,560     $ 9,086     $ 8,399
Exec. Vice Pres. &      1995  $ 71,100     $41,628     $ 9,510     $10,436
CFO, Commercial         1994  $ 68,340     $56,792     $ 8,301     $ 9,212

Thomas M. Lookabaugh    1996  $ 67,500     $38,027     $ 4,200     $ 7,220
President & CEO,        1995  $ 60,000     $41,054     $ 6,810     $ 7,149
Jackson                 1994  $ 51,450     $34,286     $ 5,222     $ 5,741

1  Bonus is paid in January of the following year.
2 "Other Annual Compensation" includes amounts paid by Commercial and its Subsidiaries as Directors Fees.
3 "All Other Compensation" includes contributions to Commercial BancShares Employee Stock Ownership Plan (with 401(k) provisions) to match pre-tax elective deferral contributions (included under Salary and Bonus) made to the Plan, and optional corporate contributions to the Plan.

                         Change In Control Arrangements

    Effective November 1, 1996, Commercial entered into employment continuity agreements with Mr. Mildren, Jr., and Mr. Johnson. In effecting the agreements, the Board recognized that, as a publicly held corporation, the possibility of a change in control exists. The Board believes that assurances of employment security will secure the continued services of Commercial's key operational and management executives in the performance of both their regular duties and such extra duties as may be required of them during periods of uncertainty, enable Commercial to rely on such executives to manage its affairs during any such period with less concern for personal risks, and enhance Commercial's ability to attract new key executives as needed. The Board did not enter into the agreements in a belief that a change in control was imminent.
     The agreements have identical provisions and become operative only upon a change in control of Commercial. A change in control occurs if: (1) any individual, firm, corporation, partnership or other entity (other than an employee benefit plan of the company) becomes the owner or beneficial owner of 20% or more of the combined voting power of the outstanding securities (other than as a result of an issuance of securities initiated by Commercial, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases are directors at the time the purchases are made); or
(2) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election of directors, or any combination of these transactions, the Continuing Directors cease to constitute a majority of Commercial's Board, or any successor's board, within two years of the last of such transactions. "Continuing Director" means any member of Commercial's Board while a member of the Board, and who (1) was a director of Commercial before the transactions described above or (2) whose subsequent nomination for election or election to the Board was recommended or approved by a majority of the Continuing Directors.

  Under the agreements, if the executive is employed by Commercial on the control change date, Commercial will continue to employ the executive for three years, or until his normal retirement date, whichever is earlier. During that period, the terms and conditions of the executive's employment, including salary, bonuses, and employee benefit plans and programs, are to be fixed as of the day before the control change date. The executive is entitled to continued compensation if the executive's employment terminates during the employment period, but subject to executive's offer to work that is rejected by Commercial. The executive is entitled to continued compensation equal to three times the executive's base period income (paid in 36 monthly installments) if the executive is terminated by Commercial without cause ("cause" being limited to executive's acts of theft, embezzlement, fraud, or moral turpitude), or if executive voluntarily terminates employment within six months after (a) the executive does not receive salary increases, bonuses, and incentive awards comparable to the salary increases, bonuses, and incentive awards the executive received in prior years or, if greater, that other executives in comparable positions receive in the current year; or (b) executive's compensation or employment related benefits are reduced; or (c) executive's status, title(s), office(s), working conditions or management responsibilities are diminished; or
(d) executive's place of employment is changed in any way without Executive's consent. Within 12 months after a change in control, the executive may voluntarily terminate his employment with Commercial and, in such event, will be entitled to receive continued compensation equal to his base period income, paid in 12 equal monthly installments, and shall be free from the covenants not to compete which are operative under other events of termination.
  The agreements were effective as of November 1, 1996, and continue automatically in effect through December 31, 1996, and thereafter through each successive December 31 unless Commercial notifies the executive in writing 30 days before the end of any calendar year that the agreement shall terminate as of the end of that calendar year. After a change in control, Commercial may not terminate the agreement for 36 months, and the agreement automatically continues in effect from year to year thereafter unless Commercial notifies the executive in writing 30 days before the end of the initial 36-month period or 30 days before any anniversary of the end of that period that the agreement shall terminate as of that date.


            Compensation Committee Report on Executive Compensation

Notwithstanding anything to the contrary set forth in any of Commercial's previous filings under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, this report and the graph set forth as a part thereof shall not be incorporated by reference into any such filings.

    The Compensation Committee ("Committee") is a standing committee of the Board of Directors of Commercial. During 1996 the role of the Committee was reviewed and redefined by the Board of Directors. The Committee has been assigned responsibility for establishing and administering executive total compensation policies, assessing the competitiveness of executive compensation, administering short-term and long-term incentive plans, and making selected top management individual pay decisions. The decisions by the Compensation Committee are reviewed by the Executive Committee, and communicated to the Board of Directors.
    The following report is submitted by the members of the Compensation Committee, regarding the executive compensation policies established by the Committee and approved by the Board of Directors. The Committee is composed of Mr. James L. Wahle (Chair), Carl E. Dollman, Susan S. Ross, George G. Couch, Robert L. Hartley, and Neil R. Wynn.
    The compensation objectives are deemed important factors in supporting the achievement of Commercial's business strategy. Commercial's executive compensation strategies and desired practices are intended to achieve the following outcomes:
 .  To attract highly qualified executive and management talent within the diversified, community-oriented retail banking industry;
 .  To retain top performers, especially through future industry changes, and to ensure future management continuity of the successful team;
 . To create a business environment of company-wide team focus and spirit while maintaining entrepreneurialism and innovation, ensuring superior customer service, and achieving maximum success for shareholders;
 . To provide for overall total compensation opportunities for Commercial's executives which are consistent with performance achieved, and appropriate with shareholder returns achieved;

 . To maintain conservative fixed costs associated with cash compensation; and . To strive for achieving competitiveness, appropriateness, fairness and soundness in the overall executive compensation program's implementation and administration.

    The Committee has determined that the central philosophy and operational strategies to be employed for Commercial's overall executive compensation programs should be competitive, in aggregate terms, and must directly link pay to both organizational performance and individual contributions. Consistent with marketplace business opportunities available to Commercial, a significant portion of total executive compensation rewards should be predicated upon the total organization's success of building longer-term economic value for shareholders. To the extent practical, fixed costs associated with executive compensation programs should be maintained at conservative, but competitive levels.
    In establishing base salaries for executives, the defined local/regional competitive marketplace will serve as the basis, but for top executive positions, will be reflective of broader national practice for key executive positions in similarly situated organizations with comparable skills, abilities, roles and responsibilities. Actual base salaries paid may vary depending upon incumbent-related factors including employment history, experience, market competitive practices, supply and demand for similar talent in the geographic area, performance of the individual, and/or other business related factors.
    Annual incentive performance goals will include a combination of (1) Commercial's corporate goals, (2) operating business unit or departmental area goals, and (3) individual contribution goals. Such goals will be pre-established each year, and will serve as performance criteria for the plan. Flexibility to adjust or modify goals within the changing environment, as appropriate, is expected as part of the performance measurement process. The Committee may determine that if certain corporate-wide performance goals fail to be achieved at a threshold level, awards may be canceled under the annual incentive plan. Target annual incentive award percentages will be established based upon competitive marketplace opportunities. Actual award target opportunities by participants and the weights of various goals can vary. These are predicated upon the relevant impact of the business goals of the participants, the desired total compensation mix, and other factors as appropriate. Operating business unit and/or individual performance criteria associated with annual incentive award payouts may be small or omitted entirely as part of the relevant measures for participants with broad corporate responsibilities, during an incentive plan year. Thus, most, or all, of some participants' annual incentive award opportunities can be based primarily upon overall corporate-wide performance, if deemed appropriate.
    In an effort to link management compensation more closely to shareholders' interests toward building greater long-term economic value for shareholders, the Committee and the Board of Directors are presenting to the 1997 Annual Meeting a proposal for a Long Term Incentive Stock Option Plan (See "Proposal No. 5."). Commercial is committed to providing highly competitive long term incentive plan/stock option award opportunities based upon achieving performance in direct relationship to shareholders' interests.
    Executive benefits and retirement programs at Commercial are targeted at the competitive average of the marketplace and focused upon enhancing and ensuring the health and welfare and retirement needs of participating executives.
    Chief Executive Officer Compensation. In evaluating the compensation of William E. Mildren, Jr., Chairman, President and Chief Executive Officer of Commercial, the Committee considered the several factors noted above. In November 1995, the Committee recommended, and the Board approved, an increase in Mr. Mildren's base salary from $130,020 to $144,000. At its meeting, the Committee referred to various published compensation surveys, noting particularly the average compensation paid to Chief Executive Officers of banking organizations of similar size in the state of West Virginia. Although the Committee did not make its recommendation for 1996 compensation based on whether particular financial goals had been achieved by Commercial, the overall profitability of the company was considered when the decision was made. Mr. Mildren, Jr., participates in the same annual incentive plan as all other officers of Commercial and its subsidiaries. The plan provides increasing amounts of bonus as the profitability of Commercial, as measured by return on average assets, increases. No bonus is paid if the threshold return on assets, as established by the Board of Directors, is not met.
    When the Compensation Committee met in December 1996, to consider Mr. Mildren's compensation, he requested the Committee not increase his base salary for 1997. He made the request based on the Board of Directors' consideration of a long term incentive (stock option) plan, and because 1996 earnings levels were personally disappointing to him. The Committee, after considering its usual factors, agreed to grant his request and continued his base salary at $144,000 for 1997.
  By: James L. Wahle, Carl E. Dollman, Susan S. Ross, George Couch, Robert L. Hartley, and G. Neil Wynn.

                                    [CHART]



                            TOTAL RETURN PERFORMANCE

                                                     Period Ending
                               ----------------------------------------------------------
Index                          12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96
-----                          --------  --------  --------  --------  --------  --------
Commercial BancShares, Inc.      100.00    124.51    169.41    186.32    193.01    279.83
S&P 500                          100.00    107.62    118.47    120.03    165.13    202.89
SNL AMEX Bank Index              100.00    131.30    141.93    153.58    225.74    291.86

  Return based on $100 invested on December 31, 1991, and the reinvestment of dividends.






          Compensation Committee Interlocks and Insider Participation

    The Compensation Committee (the "Committee") consists of the following persons: James L. Wahle, Carl E. Dollman, Susan S. Ross, George Couch, Robert L. Hartley, and Neil Wynn. Messrs. Wahle and Dollman and Mrs. Ross are non-officer directors of Commercial. Messrs. Couch, Hartley and Wynn are non-officer directors of subsidiaries of Commercial. None of the members of the Committee are employees or former or current officers of Commercial or its subsidiaries.
    All of the directors who are members of the Committee and their associates, including affiliates and related interests, are customers of Commercial and/or subsidiaries of Commercial and some of these directors and their associates, including affiliates and related interests, are directors or officers of, or investors in, corporations or members of partnerships or have an interest in other entities that are customers of Commercial and/or such subsidiaries. As such customers, they have had transactions in the ordinary course of business with Commercial and/or such subsidiaries, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility.

          Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires Commercial's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of Commercial's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Commercial. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Commercial with copies of all Section 16(a) forms they file.

     To Commercial's knowledge, based solely upon review of the copies of such reports furnished to Commercial and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners complied, with the following exceptions: Patty S. Poling, Donna L. Perine and Thomas M. Lookabaugh each filed Forms 3 late; William E. Mildren, Jr., filed 1 Form 4 late involving 6 transactions; David L. Mendenhall filed one Form 4 late involving 2 transactions; and Carl E. Dollman, Donald L. Scothorn, Larry G. Johnson, and A. Vernon Criss, III, each filed one Form 4 late, involving one transaction.

                    _______________________________________

Proposal No. 2:  Selection of Auditors

    It is recommended that the stockholders ratify the selection by the Board of Directors of Harman, Thompson, Mallory & Ice, a.c., Certified Public Accountants, as auditors for Commercial for the year ending December 31, 1997.
    Harman, Thompson, Mallory & Ice, A.C., examined the financial statements of Commercial in 1996, and, in the opinion of management and the Board of Directors, their selection as auditors for the coming year should be ratified. Representatives of Harman, Thompson, Mallory & Ice, A.C., are expected to be present at the annual meeting of shareholders with an opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions. In the event ratification of the selection of auditors is not approved by a majority of the shares of Common Stock voting, the Board of Directors will consider the selection of another accounting firm. If such selection was made, it might not become effective until 1998 because of the difficulty and expense of making a substitution.

    The Directors recommend that you vote FOR the above proposal. The enclosed proxy will be voted "FOR" the approval of the proposed selection of Harman, Thompson, Mallory & Ice, A.C., unless otherwise directed.

                    _______________________________________


Proposal No. 3:  Proposal To Amend The Articles of Incorporation of Commercial
                 BancShares, Incorporated to Increase the Number of Authorized Shares

Description of Proposed Amendment
---------------------------------
     Commercial's Board of Directors, at a meeting held on February 12, 1997, unanimously adopted resolutions approving and recommending to the Stockholders for their adoption an Amendment to the Restated Articles of Incorporation ("Articles") of Commercial. This Amendment provides that Article VI of Commercial be amended and restated in order to increase the number of authorized shares of Commercial from 2,000,000 shares of common stock at a par value of $5.00 each to 5,000,000 shares of authorized common stock with a par value of $5.00 each. Specifically, Article VI of the Articles, which now reads as follows:

     "VI. The amount of the total authorized capital stock of the Corporation shall be Two Million Forty-three Thousand Three Hundred Twenty-eight (2,043,328) shares which shall be divided into Two Million (2,000,000) shares of common stock with the par value of $5.00 each and Forty-three Thousand Three Hundred Twenty-eight (43,328) shares of preferred stock with the par value of $100.00 each."

would be amended and restated to read:

     "VI. The amount of total authorized capital stock of said Corporation shall be Five Million Forty-three Thousand Three Hundred Twenty-eight (5,043,328) shares which shall be divided into Five Million (5,000,000) shares of common stock the par value of $5.00 each and Forty-three Thousand Three Hundred Twenty-eight (43,328) shares of preferred stock of the par value of $100.00 each."

     The proposed increase in the authorized common stock has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares is available for general corporate needs, such as future stock dividends or stock splits, acquisitions, a dividend reinvestment plan and for other general corporate purposes, without the expense and delay incidental to obtaining shareholder approval of an amendment to the Articles increasing the number of authorized shares at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which Commercial's securities may then be listed. At this time the Board intends to use approximately 165,000 of the additional shares to fund the Non-Employee Director Stock Option Plan and the Long-Term Incentive Stock Plan. Both of these plans are being proposed for Stockholder approval in these proxy materials. See discussion under captions entitled "Proposal No. 4"
                        --------------
and "Proposal No. 5".
     If the proposed amendment is approved by the shareholders, the additional shares of common stock so authorized could be issued, in the discretion of the Board, for any proper corporate purpose, without further action by the shareholders other than as may be required by applicable law. Existing shareholders do not have preemptive rights with respect to future issuances of common stock by Commercial and their interest in Commercial could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation right and book and market value. Accordingly, the Board of Directors will, in the exercise of their fiduciary duties to the shareholders, weigh all the factors carefully, together with the needs and prospects of Commercial, before committing to the issuance of further shares not requiring shareholder approval.

     The proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of Commercial. Such additional shares could be issued by the Board in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of Commercial.
     The increase of the authorized shares, if approved will take effect on the date the Amended and Restated Articles of Incorporation are filed with the Secretary of State of West Virginia.

Vote Required
-------------------
     An affirmative vote of a majority of the outstanding shares of Commercial's Common Stock is required to approve the amendment. Shares voted "ABSTAIN" and shares not voted will have the same effect as if the shares were voted "AGAINST" approval of the amendment.

     Commercial's Board of Directors unanimously recommends that the shareholders vote FOR adoption of the amendment to the Articles set forth above. The enclosed proxy will be voted "FOR" the approval of the proposed increase in authorized shares of Commercial Common Stock unless otherwise directed.

                    _______________________________________

Proposal No. 4:  Proposal to Approve Non-Employee Director Stock Option Plan

Introduction
------------
     At its February 12, 1997, regular meeting, the Commercial Board of Directors adopted by a vote of 12-3 a Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") and directed that the Non-Employee Director Plan be submitted to shareholders for approval. Directors Mendenhall, Gary Davis and Wilson Davis voted against the plan. The Non-Employee Director Plan provides for the granting of options for up to 12,100 shares of Commercial stock. The Non-Employee Director Plan will become effective upon approval of the shareholders of Commercial at this Annual Meeting. The Commercial Board believes that it is in the best interest of Commercial and its shareholders to attract and retain qualified and motivated management and that the Non-Employee Director Plan will help Commercial achieve this goal. The Non-Employee Director Plan is not intended to qualify as a stock option plan under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code" generally). West Virginia Code (S) 31-1-84 requires shareholder approval of the Non-Employee Director Plan. The Non-Employee Director Plan is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

Summary of the Non-Employee Director Stock Option Plan
------------------------------------------------------

     This section contains a summary of key terms of the Non-Employee Director Plan. The complete Non-Employee Director Plan is attached hereto as EXHIBIT A. The summary description of the Non-Employee Director Plan does not purport to be complete and is qualified in its entirety by reference to the complete document attached hereto as Exhibit A.

Purpose of the Non-Employee Director Plan
-----------------------------------------
     The Non-Employee Director Plan permits non-employee directors of the Board of Commercial (the "Company") to acquire and hold Common Stock ("Stock") of the Company and share in the growth of the value of the Company, thereby reinforcing a mutuality of interest with shareholders. In the opinion of the Board of Directors, the long-term success of Commercial is dependent upon the ability of Commercial to attract and retain outstanding individuals and to motivate their best efforts on behalf of Commercial's interests. The Board of Directors believes that the Non-Employee Director Plan will be effective in providing the directors with a proprietary interest in the business and consequently a greater incentive to promote the long-term interests of Commercial. Approximately eleven (11) individuals would be eligible to participate in the Non-Employee Director Stock Option Plan.

Stock Available
---------------
     The total number of shares of Stock that may be issued under the Non-Employee Director Plan shall not exceed in the aggregate twelve thousand one hundred (12,100) shares.

Initial Options
---------------
     Upon election to the Board, a non-employee director will receive an option to purchase two hundred twenty (220) shares of Stock.

Annual Options
--------------
     As of the date of each annual meeting of the Company's shareholders, each incumbent non-employee director will receive an option to purchase two hundred twenty (220) shares of Stock.

Option Agreement
----------------
     Each Stock option granted under the Non-Employee Director Plan will be evidenced by an Option Agreement between the Company and the non-employee director. These agreements will contain the terms on which the option can be exercised.

Option Price
------------
     The option price for purchasing a share of Stock will be the fair market value of the Stock on the date the option is granted. When the Stock is traded on a national securities exchange, fair market value is defined as the closing price of the Stock on such exchange. Commercial is registered on the American Stock Exchange. The option price can be paid by certified check or by surrender of previously acquired shares of Stock with a fair market value on the date surrendered equal to the exercise price.

Option Expiration
-----------------
     Each Stock option will automatically expire after ten (10) years. No Stock option may be exercised by any person after expiration.

Option Termination
------------------
     Each Stock option will terminate automatically one (1) year after a non-employee director terminates service as a member of the Board.

Option Exercise
---------------
     Each Stock option can be exercised at any time between six (6) months after being granted and the date the option expires or is terminated.

Administration
--------------
     The Non-Employee Director Plan is administered by the Board. However, the Board has no discretion with respect to the selection of directors to receive Stock options, the number of shares of Stock covered by any such option, or the price or exercise of any Stock option.

Non-Employee Director Plan Effective Date
-----------------------------------------
     The Non-Employee Director Plan is effective on the date of its adoption by the Board of Directors. All Stock options granted before the Non-Employee Director Plan is approved by shareholders are void until the Non-Employee Director Plan is approved by the shareholders.

Non-Employee Director Plan Expiration
-------------------------------------
     The Non-Employee Director Plan will automatically terminate at the tenth anniversary of the date of shareholder approval of the Non-Employee Director Plan, or the tenth anniversary of the date the Non-Employee Director Plan is adopted by the Board (if earlier). The term of Stock options granted before such tenth anniversary may continue beyond that date.

Amendment and Discontinuance
----------------------------
     The Board of Directors may at any time amend, suspend or discontinue the Non-Employee Director Plan, provided that certain amendments may not be made by the Board of Directors without approval of the shareholders. Amendments may not alter the outstanding options without the consent of the optionee.

Registration of Stock
---------------------
     Commercial will register the shares issued under the Non-Employee Director Plan under applicable federal and state securities law, unless an applicable exemption from registration is available.

Initial Option Grants
---------------------
     The Executive Committee will award options to directors of the company. The options will be nonassignable and nontransferable. All options are subject to all terms of the Non-Employee Director Plan, including but not limited to, those related to employment status, change in corporate structure and restrictions on exercise.

Federal Income Tax Consequences
-------------------------------
     The Non-Employee Director Plan permits Commercial to grant non-statutory stock options (options that do not meet the stock option requirements under Section 422 of the Code). Options granted under the Non-Employee Director Plan, which are non-statutory, may be taxed to the participant depending on the provisions of such options when granted, exercised, disposed of or when any restrictions placed thereon lapse. Commercial will be treated as having paid compensation to the participant and may deduct the same at the time at which and in the same amount in which the participant is considered to have realized compensation.

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH IN THIS SECTION IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX CONSEQUENCES. THE DISCUSSION DOES NOT ADDRESS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCALITY, OR FOREIGN JURISDICTION. THE DISCUSSION IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TREASURY REGULATIONS THEREUNDER, AND ADMINISTRATIVE RULINGS AND COURT DECISIONS AS OF THE DATE HEREOF. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THE DISCUSSION. PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM, INCLUDING THE EFFECT OF FOREIGN, STATE, AND LOCAL TAXES.

Resale of Stock by Non-Employee Director Plan Participants
----------------------------------------------------------
     Participants who exercise options and receive Commercial common stock under the Non-Employee Director Plan may resell the stock received without restriction if they are not affiliates of Commercial. Those participants who are affiliates will be subject to the resale provisions of Rule 144 under the Securities Act of 1933, as amended.

Consideration For and Against the Proposal
------------------------------------------
     In the opinion of the Board of Directors of Commercial, the long-term success of Commercial is dependent upon its ability to attract and retain outstanding individuals and to motivate their best efforts on behalf of Commercial's interests. Consequently, the Board of Directors believes that both Commercial and its shareholders benefit by providing non-employee directors of Commercial the option to acquire shares of Commercial Common Stock.
     Under the Non-Employee Director Plan, shares may be purchased by participants at an option price fixed on the date the options are awarded. Generally, the options would later be exercised by the participant only if the market price at the time of the exercise exceeds the option price. Thus the participant may acquire Commercial Common Stock at a price below its market value. At the time of its exercise, therefore, Commercial experiences slight dilution in its earnings per share to the extent that the book value of Commercial Common Stock exceeds the option price.

Vote Required
-------------
     An affirmative vote of the holders of a majority of the outstanding shares of Commercial's Common Stock is required to adopt the Non-Employee Director Plan. Shares voted "Abstain" and shares not voted will have the same effect as if the shares were voted "against" approval of the plan.

     Commercial's Board of Directors recommend, by the vote indicated above, that the shareholders vote FOR the adoption of the Non-Employee Director Stock Option Plan discussed above.

                    _______________________________________

Proposal No. 5:  Proposal to Approve Long Term Incentive Stock Plan

Introduction
------------
     At its February 12, 1997, regular meeting, Commercial's Board of Directors adopted by a vote of 12-3 a Long Term Incentive Stock Plan (the "Long Term Incentive Plan") and directed that the Long Term Incentive Plan be submitted to Commercial's shareholders for approval. Directors Mendenhall, Gary Davis and Wilson Davis voted against the plan. The Long Term Incentive Plan provides for the granting of options for up to 152,900 shares of Commercial stock. The Long Term Incentive Plan will become effective upon approval by the shareholders at this Annual Meeting of shareholders. The Commercial Board believes that it is in the best interest of Commercial and its shareholders to attract and retain qualified and motivated management and that the Long Term Incentive Plan will help Commercial achieve this goal. The Long Term Incentive Plan is intended to qualify as an incentive stock option plan under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code" generally) and participants will benefit from the resulting tax consequences, as discussed below. Both Section 422 and WV Code (S) 31-1-84 require shareholder approval of the Long Term Incentive Plan. The Long Term Incentive Plan is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

Summary of the Long Term Incentive Plan
---------------------------------------
     This section contains a summary of key terms of the Long Term Incentive Plan. The complete Long Term Incentive Plan is attached hereto as EXHIBIT B. The summary description of the Long Term Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the complete document attached hereto as Exhibit B.

Purpose of the Long Term Incentive Plan.
----------------------------------------
     The Long Term Incentive Plan permits key employees of Commercial BancShares, Incorporated to acquire and hold Common Stock ("Stock") of Commercial and share in the growth of the value of Commercial, thereby reinforcing a mutuality of interest with shareholders. In the opinion of the Board of Directors, the long-term success of Commercial is dependent upon the ability of Commercial to attract and retain outstanding individuals and to motivate their best efforts on behalf of Commercial's interests. The Board of Directors believes the Long Term Incentive Plan will be effective in providing key employees with a proprietary interest in the business and consequently a greater incentive to promote the long-term interests of Commercial. Approximately 70 employees would currently be eligible to participate in the Long Term Incentive Plan.

Stock Available
---------------
     The maximum number of shares of Stock that may be issued under the Long Term Incentive Plan is 152,900 shares. If any awards under the Long Term Incentive Plan expire without Stock being issued, the shares subject to the expired awards will be added to the remaining shares available under the Long Term Incentive Plan.
     The Long Term Incentive Plan contains anti-dilution provisions, under which the Compensation Committee may increase the number of shares available under the Long Term Incentive Plan and the number and price of shares subject to outstanding awards if an event such as a stock dividend, stock split, merger or recapitalization occurs. The Long Term Incentive Plan also authorizes the Compensation Committee to change the terms of outstanding options (including accelerating the time at which outstanding options to buy Stock may be exercised) and/or the securities underlying outstanding options in the event of a change in control in Commercial.

Administration
--------------
     The Long Term Incentive Plan will be administered by the Compensation Committee of Commercial. This administration is intended to comply with the requirements of Securities and Exchange Commission Rule 16b-3 (which provides an exemption from the short-swing profit liability rules of Section 16(b) of the Securities Exchange Act of 1934) and to satisfy the requirements for exemption from Internal Revenue Code Section 162(m) (which denies income tax deductions for individual compensation above $1 million per year).
     The Committee has authority to select the employees to whom awards may from time to time be granted, determine the type of award granted, determine the terms and conditions of any award granted (including the share price and any restriction or limitation or any vesting) based on such factors as the Committee shall determine, in its sole discretion, amend the terms of any outstanding award, and interpret the terms and provisions of the Long Term Incentive Plan and any award granted thereunder, and otherwise to settle all claims and disputes arising under the Long Term Incentive Plan.

Eligibility
-----------
     The employees who are eligible to participate in the Long Term Incentive Plan are officers and other key employees of Commercial (but excluding members of the Committee and any person who serves as a non-employee director) who are responsible for or contribute to the management, growth and/or profitability of Commercial. Participation is determined by selection by the Committee. Approximately 70 employees would currently be eligible to participate in the Long Term Incentive Plan.

Awards
------
     Types of Awards:  The Long Term Incentive Plan authorizes the Committee to
     ----------------  --------------------------------------------------------
     grant the following types of awards:
     ------------------------------------
     . Stock options that qualify as "incentive stock options" under the Internal Revenue Code, and stock options that are "non-qualified stock options"
     . Stock appreciation rights (For a definition of "stock appreciation rights" see Exhibit C, Section 4.2)
     . Shares of restricted stock (For a definition of "restricted stock" see Exhibit C, Section 4.3)
     . Performance awards (For a definition of "performance awards" see Exhibit C, Section 4.4)

     Terms of Awards:  The Committee determines the time or times when awards
     ----------------
     are granted, the number of shares subject to such awards, the price (if any) to be paid upon receipt of Stock under the Long Term Incentive Plan, the time or times when Stock can be received or forfeited, and all other conditions of awards. The specific terms of each award are not required to be the same for different employees.



Option Agreements
-----------------
     Each employee receiving a Stock option under the Long Term Incentive Plan will enter into an agreement with the Company stating the terms and conditions on which the option can be exercised. (See "Stock Option Terms" below.)

Stock Option Terms
------------------
     Option Price.  The option price per share of Stock purchasable under a
     -------------
     Stock Option cannot be less than the fair market value of the Stock at the time of grant. Any incentive stock option granted to an employee who, at the time the option is granted, owns more than ten percent (10%) of the voting power of all classes of stock of Commercial must have an exercise price equal to or greater than one hundred and ten percent (110%) of the fair market value per share on the date of the grant.

     Option Term.  Each Stock option will automatically expire at the end of a
     ------------
     period specified by the Committee, which cannot be more than ten (10) years from the date granted. Any incentive stock option granted to an employee who, at the time the option is granted owns more than ten percent (10%) of the voting power of all classes of stock of Commercial, may not have a term of more than five (5) years.

     Option Vesting.  Options cannot be exercisable until six months after the
     ---------------
     grant date. This would allow compliance with the Rule 16b-3 exemption from the short-swing profit liability rules of Section 16(b) of the Securities Exchange Act of 1934.
          Suggested vesting for the initial grant of options is to allow staggered exercises in accordance with the following schedule:

               Year        Percent Exercisable
               ----        -------------------
                 1                    0%
                 2               33 1/3%
                 3               66 2/3%
                 4                  100%

     In the case of Incentive Stock Options, the value of shares underlying options that first become exercisable in any year cannot exceed $100,000 per optionee (based on the stock price on the grant date). No Stock option may be exercised by any person after expiration.

     Termination for Death or Retirement.  If an optionee's employment by
     ------------------------------------
     Commercial and/or any affiliate terminates by reason of death or retirement, any Stock option held by such optionee which has vested may be exercised for a period of up to one (1) year.

     Other Termination with Cause.  If an optionee's employment by Commercial
     -----------------------------
     and/or any affiliate terminates for any reason other than death or retirement and without "cause," any Stock Option held by such optionee which has vested may be exercised for a period of up to ninety (90) days. A termination is without "cause" if it is for reasons other than the employee's willful failure to perform his or her duties or willfully engaging in conduct injurious to Commercial.

     Termination for Cause.  If an optionee's employment by Commercial and/or
     ----------------------
     any affiliate terminates for "cause," the Stock option shall thereupon terminate and expire immediately.

Cash-out of Option.
-------------------
     Pursuant to the terms of the Long Term Incentive Plan, the Committee may, upon notice of exercise, elect to cash out all or part of the portion of the option to be exercised and pay the optionee an amount equal to the excess of the fair market value of Commercial's common stock over the option price (the "Spread Value"). The payment of the Spread Value may be made, at the Committee's discretion, in cash or common stock of Commercial, including, if the terms of the option so designate, restricted shares of Commercial's common stock.

Stock Appreciation Rights.
--------------------------
     The Committee has the authority to grant "tandem" and "non-tandem" stock appreciation rights ("Tandem SARs" and "Non-Tandem SARs", respectively) under the Long Term Incentive Plan. Tandem SARs may be granted in conjunction with all or part of any option or other award granted under the Long Term Incentive Plan and provide the holder with the right to surrender to Commercial all or a portion of an option or other award in exchange for an amount equal to the Spread Value. Non-Tandem SARs are granted separately from an option or other award under the Long Term Incentive Plan and provide the holder with the right to receive an amount equal to the difference between (a) the fair market value, as of the exercise date, of a number of shares of Commercial's common stock designated in the grant of the right, and (b) the fair market value of such shares as of the date the right is granted.
     A Tandem SAR will terminate and no longer be exercisable upon the termination or exercise of the related option, except that, unless otherwise determined by the Committee, a Tandem SAR granted with respect to less than the full number of shares covered by a related option will not be reduced until the number of shares covered by the termination or exercise of the option exceeds the number of shares not covered by the Tandem SAR. Tandem SARs may be exercised by surrendering the applicable portion of the related option. Options which are so surrendered, in whole or in part, will no longer be exercisable to the extent the related Tandem SARs have been exercised. Non-Tandem SARs granted under the Long Term Incentive Plan will be subject to such terms and conditions as are determined by the Committee in accordance with the provisions of the Long Term Incentive Plan.

Restricted Stock.
-----------------
     The Committee may grant awards to participants consisting of shares of restricted stock, with respect to which the Committee is authorized to condition the vesting on the attainment of specified performance goals or such other factors as the Committee may determine. See "Performance Goals", below. In general, the acquisition price for shares of restricted stock may not be less than their par value. Subject to the terms of any particular grant, shares of restricted stock granted under the Long Term Incentive Plan will be subject to the restrictions that, for a set period of time (the "Restriction Period"), the grantee not sell, transfer, pledge, assign or otherwise encumber shares of restricted stock awarded to such grantee under the Long Term Incentive Plan. Within these limits, and subject to the terms of the Long Term Incentive Plan, the Committee is authorized to provide for the lapse, waiver or acceleration of such restrictions, in whole or in part, based on such factors, including performance criteria, which the Committee determines.
     Holders of shares of restricted stock granted under the Long Term Incentive Plan will have full voting and dividend rights with respect to such shares, provided, however, that the Committee may determine, at the time the grant is made, to permit or require the payment of cash dividends to be deferred or reinvested in additional shares of restricted stock. Upon termination of a participant's employment with Commercial for any reason during the Restriction Period, all shares still subject to restrictions will be forfeited by the participant, provided, however, that in the case of hardship or other special circumstances, the Committee may waive, in whole or in part, any or all remaining restrictions with respect to shares of restricted stock held by a participant whose employment with Commercial is involuntarily terminated without Cause.
     Notwithstanding the foregoing, no action on the part of the Committee to provide for the lapse, waiver or acceleration of any restrictions may be taken with respect to shares of restricted stock granted under the Long Term Incentive Plan which are intended to qualify as "performance-based" compensation under
Section 162(m) to the extent any such action would cause the shares to fail to so qualify.

Performance Awards.
-------------------
     The Committee may grant to eligible participants performance awards with respect to which the participant's receipt of value will be contingent upon attainment of one or more pre-established performance goals set by the Committee during a particular period of time (a "Performance Period"). See "Performance Goals", below. At the beginning of each Performance Period, the Committee will determine the range of dollar values or number of shares of common stock to be awarded to the participant at the end of the Performance Period if and to the extent the relevant performance goals related to the particular performance award are met. The Committee has the discretion, subject to the terms of the Long Term Incentive Plan, in the event of special or unusual events or circumstances affecting the application of any performance objective, to revise the performance objectives applicable to any performance award to avoid unintended windfalls or hardship.
     If a participant's employment is terminated other than due to death, Disability or Retirement, the participant will not be entitled to any payment with respect to a performance award, except as otherwise determined by the Committee. Unless otherwise designated by the Committee in the applicable award agreement, upon termination of employment during a Performance Period because of death, Disability or Retirement, such participant may be entitled to payment with respect to an outstanding performance award at the end of the applicable Performance Period (a) based upon the participant's performance, to the extent relevant, for the portion of the Performance Period ending on the date of termination and the performance of the applicable business unit for the entire Performance Period and (b) where deemed appropriate by the Committee, prorated for the portion of the Performance Period during which the participant was employed by Commercial. In addition, the Committee may provide for an earlier payment in settlement of the award in an amount and upon such terms and conditions as the Committee deems appropriate.


     The earned portion of any performance award may be paid currently or deferred with interest or earnings as may be determined by the Committee. Payment may be made in the form of cash or shares of common stock of Commercial, including shares of restricted stock, and may be paid in a lump sum or in installments, as the Committee may determine at or after grant.
     Notwithstanding the foregoing, no revision may be made, or other action taken, with respect to any performance shares granted under the Long Term Incentive Plan which are intended to qualify as "performance-based" compensation under Section 162(m) to the extent any such revision or action would cause the shares to fail to so qualify.

Performance Goals.
------------------
     With respect to performance awards and restricted stock grants made under the Long Term Incentive Plan, the Committee will have the discretion to set such performance objectives as it deems appropriate. Such performance objectives may vary from participant to participant and between groups of participants and will be based upon such Company, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share and return on equity. Notwithstanding the foregoing, in the event that any grant of performance awards or restricted stock is intended to qualify as "performance-based" compensation under Section 162(m), such performance objectives will be limited to stock price, market share, sales, earnings per share, return on assets, return on equity, costs, cash flow or any combination thereof.

Effect of Change of Control.
----------------------------
     The Committee has the authority, in its discretion, to provide at the time of a grant of any award under the Long Term Incentive Plan, that the terms of the grant or the date on which an award vests or becomes exercisable may be modified in the event of a change-of-control. Subject to the terms of the Long Term Incentive Plan, the Committee may determine at any time at or after a particular grant (a) the criteria used to determine whether a change-of-control has occurred and (b) whether a change-of-control has in fact occurred. Notwithstanding the foregoing, no modification may be made upon a change-of-control with regard to any award intended to qualify as "performance-based" compensation under Section 162(m) to the extent any such modification would cause the award to fail to so qualify.

Transfer
--------
     No Stock option, stock appreciation right or other award under the Long Term Incentive Plan may be transferred other than (a) by will or by the laws of descent and distribution, or (b) as otherwise permitted in accordance with
Section 16 of the Securities Exchange Act of 1934 and the rules promulgated thereunder by the Securities and Exchange Commission Rule without jeopardizing or impairing any exemption provided for under the Rules.

Effective Date
--------------
     The Long Term Incentive Plan will become effective upon approval by the shareholders. No award may be granted after the tenth anniversary of the date of Board approval in effect. Awards granted before such tenth anniversary may continue beyond that date.

Amendment and Discontinuance
----------------------------
     The Board of Directors may at any time amend, suspend or discontinue the Long Term Incentive Plan, provided that certain amendments may not be made by the Board of Directors without approval of the shareholders. Amendments may not alter the outstanding options without the consent of the optionee.

Registration of Stock
---------------------
     Commercial will register the shares issued under the Long Term Incentive Plan under applicable federal and state securities law, unless an applicable exemption from registration is available.

Compensation Committee Membership
---------------------------------
     The Compensation Committee will be appointed from time to time by the Board of Directors of Commercial from among its members. The Board of Directors may remove or add members of the Compensation Committee at its discretion. The name and address of current members of the Compensation Committee along with any material relationship to Commercial and to its affiliates, are listed below:

                                                                             Relationship
                     Name                 Address                            to Commercial
                     ----                 -------                            -------------
                James L. Wahle       Doylestown, PA                            Director
                Carl E. Dollman      Vienna, WV                                Director
                Susan S. Ross        Vienna, WV                                Director
                Robert P. Hartley    Ravenswood, WV                     Director of subsidiary
                Neil R. Wynn         Marietta, OH                       Director of subsidiary
                George G. Couch      New Martinsville, WV               Director of subsidiary

Initial Option Grants
---------------------
     At its December 18, 1996, meeting, meeting, the Compensation Committee recommended that upon shareholder approval of the Long Term Incentive Plan, certain options be granted. These options will be effective upon approval of the Long Term Incentive Plan by the shareholders and will be retroactive to January 1, 1997. All options are subject to all terms of the Long Term Incentive Plan, including but not limited to, those related to employment status, change in corporate structure and restrictions on exercise. The options granted are non-qualified stock options. Assuming shareholder approval of the Long Term Incentive Plan, the following individuals will receive the options indicated:


        Name                              Number of Options
William E. Mildren, Jr.                         8,250
Larry G. Johnson                                2,200
Donald L. Scothorn                              3,850
Thomas M. Lookabaugh                            1,650
Gary R. Davis                                   1,650
James A. Meagle, Jr.                            1,650
Patty S. Poling                                   825
David L. Mendenhall                             1,650
Donna L. Perine                                 1,100
Executive Group (nine                          22,825
 individuals, as above)
Non-executive Officer Employee
 Group (twelve individuals)                    13,035


     Beyond awards for 1997, it is not possible to estimate at this time the number of options which will be awarded or those specific individuals to whom the options may be extended. As of March 25, 1997, the market value of Commercial Common Stock was $39.50 per share.

Federal Income Tax Consequences of Awards.
------------------------------------------
     The following is a brief general discussion of the anticipated income tax treatment of the deferral of incentive awards and the grant and exercise of awards to participants and to Commercial under current provisions of the Internal Revenue Code.

     Incentive Stock Options.  The grant of an incentive stock option generally
     ------------------------
will have no immediate tax consequences to Commercial or the optionee. If the optionee has remained an employee of Commercial from the date of grant until at least the day three months before the date of exercise (one year before the date of exercise in the case of an employee who is disabled), the optionee will recognize no taxable income and Commercial will not be entitled to any tax deduction at the time of exercise of an incentive stock option if the optionee has held the option stock for the statutory holding period. However, the amount by which the fair market value of the acquired shares at the time of exercise exceeds the exercise price generally will be an item of adjustment to alternative minimum taxable income for purposes of the alternative minimum tax. If an optionee exercises an incentive stock option more than three months after terminating employment (one year in the case of an employee who is disabled), the exercise of the option will be treated in the same manner as the exercise of a non-qualified stock option.
     If an optionee holds the shares received upon exercise of an incentive option for at least two years after the date of grant and for at least one year after the date of exercise, gain or loss on a subsequent sale of the shares will be a long-term capital gain or loss and Commercial will not be entitled to any deduction. If an optionee disposes of shares acquired upon exercise of an incentive stock option before these holding periods are satisfied, the optionee generally will recognize compensation income in the year of disposition equal to the excess of the fair market value of the stock on the exercise date over the exercise price. However, if the price received for the option stock upon such a disposition would result in a loss to the individual, the optionee generally will recognize compensation income equal to the excess, if any, of the amount realized on the sale over the basis of the option stock. Upon any such premature disposition by an employee, Commercial generally will be entitled to a deduction in the amount of compensation income included by the employee. For purposes of calculating the alternative minimum tax for the year of the disposition of a share acquired upon exercise of an incentive stock option, any adjustment to alternative minimum taxable income reported upon exercise of the incentive stock option will be included in the basis of the share.

     Non-qualified Stock Options.  The grant of a non-qualified stock option
     ----------------------------
generally will have no immediate tax consequences to Commercial or the optionee. An optionee generally will recognize compensation income at the time of exercise of a non-qualified option in an amount equal to the difference between the exercise price and the fair market value on the exercise date of the acquired shares. Commercial generally will be entitled to a deduction in the year of exercise and in the amount the optionee includes in income as a result of the exercise of a non-qualified option, provided that Commercial satisfies applicable reporting requirements.

     Stock Appreciation Rights ("SARs").  Grants of Tandem SARs or Non-Tandem
     -----------------------------------
SARs will have no immediate tax consequences to Commercial or the participant receiving the grant. The amount received by a participant upon the exercise of a Tandem SAR or Non-Tandem SAR will constitute compensation income to the participant at the time of exercise. Commercial generally will be entitled to a deduction for compensation paid in that amount at that time.

     Restricted Stock.  Unless a participant makes an election under Section
     -----------------
83(b) of the Internal Revenue Code, a participant generally will recognize no income and Commercial will be entitled to no deduction at the time restricted stock is awarded to a participant. As and when the restrictions on restricted stock lapse or are otherwise removed, the participant will recognize compensation income equal to the excess of the fair market value of the restricted stock on the date the restrictions lapse or are otherwise removed over the amount paid by the participant for the restricted stock, if any, and Commercial will be entitled to a corresponding deduction for compensation paid, provided that Commercial satisfies applicable reporting requirements. Dividends paid on restricted stock during the restriction period will constitute compensation income to the participant receiving the dividend and will give rise to a deduction for Commercial. Upon disposition of common stock of Commercial after the restrictions lapse or are otherwise removed, any gain or loss realized by a participant will be treated as short-term or Long Term capital gain or loss depending upon the period of time between the disposition and the earlier lapse or removal of the restrictions on those shares of common stock. If a participant files an election under Section 83(b) with the Internal Revenue Service within 30 days after the grant of restricted stock, the participant will recognize compensation income on the date of the grant, equal to the excess of the fair market value of the shares of common stock of Commercial on that date over the price paid for those shares and Commercial will be entitled to a corresponding deduction, provided Commercial satisfies applicable reporting requirements. Dividends paid on restricted stock after an election under
Section 83(b) of the Internal Revenue Code has been made will be taxed as dividends and will not be deductible by Commercial. Any gain or loss realized by a participant upon a disposition of restricted stock after an election under
Section 83(b) of the Internal Revenue Code has been made will be treated as short-term or Long Term capital gain or loss depending upon the period of time between the disposition and the earlier date of grant.

     Performance Awards.  The grant of performance awards generally will not
     -------------------
have any immediate tax consequences to a participant receiving the performance awards or to Commercial. In general, at the time Commercial pays any amount in cash, or in unrestricted shares of common stock of Commercial, to an employee with respect to performance awards, the participant will recognize compensation income equal to the amount of that payment, or the fair market value of the unrestricted shares of common stock of Commercial at the time of payment, and Commercial will be entitled to a corresponding deduction. If the payment to an employee with respect to performance awards is made in restricted stock, the tax consequences described above with respect to restricted stock will apply.

     THE FEDERAL INCOME TAX DISCUSSION SET FORTH IN THIS SECTION IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX CONSEQUENCES. THE DISCUSSION DOES NOT ADDRESS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCALITY, OR FOREIGN JURISDICTION. THE DISCUSSION IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TREASURY REGULATIONS THEREUNDER, AND ADMINISTRATIVE RULINGS AND COURT DECISIONS AS OF THE DATE HEREOF. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THE DISCUSSION. PLAN PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM, INCLUDING THE EFFECT OF FOREIGN, STATE, AND LOCAL TAXES.


Resale of Stock by Long Term Incentive Plan Participants
--------------------------------------------------------
     Participants who exercise options and receive Commercial common stock under the Long Term Incentive Plan may resell the stock received without restriction if they are not affiliates of Commercial. Those participants who are affiliates will be subject to the resale provisions of Rule 144 under the Securities Act of 1933, as amended.

Considerations For and Against the Proposed Plan
------------------------------------------------
     In the opinion of the Board of Directors of Commercial, the long-term success of Commercial is dependent upon its ability to attract and retain outstanding individuals and to motivate their best efforts on behalf of Commercial's interests. Consequently, the Board of Directors believes that both Commercial and its shareholders benefit by providing key employees of Commercial the option to acquire shares of Commercial Common Stock.
     Under the Long Term Incentive Plan, shares may be purchased by participants at an option price fixed on the date the options are awarded. Generally, the options would later be exercised by the participant only if the market price at the time of the exercise exceeds the option price. Thus, the participant may acquire Commercial Common Stock at a price below its market value. At the time of its exercise, therefore, Commercial experiences slight dilution in its earnings per share to the extent that the book value of Commercial Common Stock exceeds the option price.
     In addition, the proposed Long Term Incentive Plan contains a change in control provision that permits the Compensation Committee, in its discretion, to provide at the time of the grant of any award, that the terms of the award, including, but not limited to, the method of determining fair market value, or the date on which an award vests or becomes exercisable, may be modified in the event of a change in control. This provision, if exercised, could result in the rendering more difficult or discouraging an attempt by another person or entity to obtain control of Commercial. The options granted for 1997 will not include a change in control provision.

Vote Required
-------------
     An affirmative vote of the holders of a majority of the outstanding shares of Commercial's Common Stock is required to adopt the Long Term Incentive Plan. Shares voted "Abstain" and shares not voted will have the same effect as if the shares were voted "against" approval of the plan.
     Commercial's Board of Directors recommends, by the vote indicated above, that the stockholders vote FOR adoption of the Long Term Incentive Plan.

                    _______________________________________

                              GENERAL INFORMATION

The Board of Directors and management would like to have you attend the meeting in person. Please, however, mark, date, sign and return as promptly as possible the enclosed proxy in any event. The Board of Directors strongly recommends a vote FOR all nominees for election as Directors and, the ratification of the selection of auditors, the auditors increase in authorized common stock, the non-employee director stock option plan and the long term incentive stock option plan. If a proxy does not specify otherwise, it will be voted according to the foregoing recommendations. If you attend the meeting, you may nonetheless vote in person by ballot if you desire.

                    _______________________________________


                           PROPOSALS OF STOCKHOLDERS
                FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING,
                            TO BE HELD MAY 13, 1998

Proposals which stockholders intend to present at next year's annual meeting, to be held Wednesday, May 13, 1998, will be eligible for inclusion in Commercial's proxy material for that meeting if they are submitted to the Secretary of Commercial in writing not later than December 31, 1997. A proponent may submit only one proposal. At the time of the submission of a proposal, a stockholder also may submit a written statement in support thereof for inclusion in the proxy statement for the meeting, if requested by the proponent; provided, however, that a proposal and its supporting statement in the aggregate shall not exceed 500 words.


                                 OTHER MATTERS

As of the date hereof, the Board of Directors was not aware that any matters not referred to in the form of proxy would be presented for action at the meeting. If any other business should come before the meeting, the persons named in the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by them according to their best judgment.



                    INFORMATION AVAILABLE TO SHAREHOLDERS

  Commercial's 1996 Annual Report is being mailed to shareholders with this Proxy Statement. Additional copies of the Annual Report and Commercial's filings of Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission may be obtained without charge from Larry G. Johnson, Corporate Secretary, Commercial BancShares, Inc., P O Box 1427, Parkersburg, WV 26102.

                            Exhibit "A"

Printed below is Article VI of Commercial's Articles of Incorporation in its entirety, as it is proposed to be amended. The changed words and numbers, all in the first paragraph, are underlined.

VI.  The amount of the total authorized capital stock of the Corporation shall be Five Million Forty-three Thousand Three Hundred Twenty-eight
         ----
(5,043,328) shares which shall be divided into Five Million (5,000,000)
 -                                             ----          -
shares of common stock with the par value of $5.00 each and Forty-three Thousand Three Hundred Twenty-eight (43,328) shares of preferred stock with the par value of $100.00 each.

          A. The Board of Directors shall have the power and authority at any time and from time to time to issue, sell or otherwise dispose of any unissued but authorized shares of any class or classes of stock presently provided for in the Certificate of Incorporation, or that may hereafter be provided for by a subsequent amendment to the Certificate of Incorporation, to such person or parties, including the holders of Common Stock or Preferred Stock or of any such other class of stock, for such considerations (not less than the par value, if any, thereof) and upon such terms and conditions as the Board of Directors in its discretion may deem to be in the best interests of the Corporation. Except as expressly provided to the contrary hereinafter, such issuance, sale or other disposition may be made without offering such shares, or any part or class thereof, to the holders of Common Stock or Preferred Stock or any such other class of stock, and no such holder shall have any preemptive right to subscribe for any such shares.

          B. Each holder of Common Stock of the Corporation entitled to vote shall have one vote for each share thereof held.

          C. The Corporation may issue shares of preferred or special classes subject to the right of the Corporation to redeem any of such shares at the price fixed by the articles of incorporation for the redemption thereof; entitling the holders thereof to cumulative, noncumulative or partially cumulative dividends; having preference over any other class or classes of shares as to the payment of dividends; having preference in the assets of the Corporation over any other class or classes of shares upon the voluntary or involuntary liquidation of the corporation; and convertible into shares of any other class or into shares of any series of the same or any other class, except a class having prior or superior rights and preferences as to dividends or distribution of assets upon liquidation, but shares without par value, if any, shall not be converted into shares with par value unless that part of the stated capital of the Corporation represented by such shares without the par value is, at the time of conversion, at least equal to the aggregate par value of the shares into which the shares without par value are to be converted or the amount of any such deficiency is transferred from surplus to stated capital.

          D. Preferred Stock may be divided into and issued by the Board of Directors from time to time in one or more series. All shares of Preferred Stock shall be of equal rank and shall be identical, except in respect of the particulars that are fixed in the Certificate of Incorporation or may be fixed by the Board of Directors as hereinafter provided pursuant to authority which is hereby expressly vested in the Board of Directors; and each share of each series shall be identical in all respects with the other shares of such series, except as to the following relative rights and preferences which may be fixed and determined by the Board of Directors, as to which there may be variations between different series:

                (a)   the rate of dividends;
                (b)   whether shares may be redeemed and, if so, the redemption
                      price and the terms and conditions of redemption;
                (c)   the amount payable upon shares in event of voluntary and
                      involuntary liquidation;
                (d) sinking fund provisions, if any, for the redemption or purchase of shares;
                (e) the terms and conditions, if any, on which shares may be converted; and
                (f)   voting rights, if any.

          E. The Board of Directors of the Corporation shall have all of the power and authority with respect to the shares of Preferred Stock that may be delegated to the Board of Directors pursuant to the terms and provisions of Chapter 31, Article 1, Sections 78 and 79 of the Code of West Virginia, as amended, and shall exercise such power and authority by the adoption of a resolution or resolutions as prescribed by law.

                               Exhibit "B"
                      COMMERCIAL BANCSHARES, INCORPORATED
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

Section 1.  Purpose of the Plan.
            --------------------

     The name of this plan is the Commercial BancShares, Incorporated Non-Employee Director Stock Option Plan (the "Plan"). The purpose of the Plan is to promote the interests of Commercial and its subsidiaries by promoting the acquisition and holding of Commercial BancShares, Incorporated stock by non-employee directors, thereby maintaining their personal interest in the Company's continued success and aligning their interest with other stockholders.

Section 2.  Definitions.
            ------------

For the purposes of the Plan, the following terms shall be defined as set forth below:

2.1  "Board" means the Board of Directors of the Company.
      -----

2.2  "Company" means Commercial BancShares, Incorporated, a corporation
      -------
organized under the laws of the State of West Virginia, or any successor organization.


2.3  "Director" means an active member of the Board.
      --------

2.4  "Fair Market Value" means, as of any day, the average of the closing prices
      -----------------
of sales of shares of common stock on all national securities exchanges on which the common stock may at the time be listed or, if there shall have been no sales on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the common stock shall not be so listed, the average of the representative bid and asked prices quoted in the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System for such date or the next preceding date that common stock was traded on such market. If at any time there is no public market for the common stock, the fair market value of the shares of common stock subject an Option on the date an Option is granted shall be the fair market value thereof determined in good faith by the Board.

2.5  "Option Agreement" means the agreement between the Company and a
      ----------------
Participant, as described in Section 5.1.

2.6  "Option Price" means the price at which a share of Stock may be purchased
      ------------
upon exercise of a Stock Option, as determined under Section 5.2.

2.7  "Participant" means a non-employee Director who is granted Stock Options
      -----------
pursuant to this Plan.

2.8  "Plan" means Commercial BancShares, Incorporated Non-Employee Director
      ----
Stock Option Plan, as hereinafter amended from time to time.

2.9  "Rules" means Section 16 of the Securities Exchange Act of 1934, as
      -----
amended, and the regulations promulgated thereunder.

2.10  "Stock" means the common stock, $5.00 par value per share, of the Company.
       -----

2.11  "Stock Option" or "Option" means any option to purchase shares of Stock
       ------------      ------
granted pursuant to Section 4 below.

Except were otherwise indicated by the context, any masculine terminology used herein also shall include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

Section 3.  Stock Subject to the Plan.
            --------------------------

     The total number of shares of Stock that may be issued or transferred and sold pursuant to this Plan shall not exceed in the aggregate eleven thousand (11,000) shares, except to the extent of adjustments under Section 7 of this Plan. Such Stock may be treasury shares or shares of original issue or a combination of the foregoing. If and to the extent that any shares of Stock are forfeited under the Plan, such shares shall again be available for subsequent grants under the Plan.

Section 4.  Option Grants.
            --------------

There hereby are granted to non-employee Directors of the Board of the Company the following Stock Options under this Plan:

     (a) With respect to each person who first becomes a non-employee Director of the Company after the effective date of this Plan, an Option to purchase two hundred (200) shares of Stock is granted as of the date such person first becomes a non-employee Director.

     (b) With respect to each person who, as of the date of any annual meeting of the Company's stockholders after the effective date of this Plan, is an incumbent non-employee Director and has previous to such meeting date received an Option grant under (a) above, an Option to purchase two hundred (200) shares of Stock is granted as of such meeting date.

Section 5.  Terms and Conditions of Options.
            --------------------------------

5.1  Option Agreement.  Each Stock Option granted hereunder shall be evidenced
     -----------------
by an Option Agreement substantially in the form of Exhibit A attached hereto with the blanks appropriately filled.

5.2  Option Price.  The Option Price per share of Stock covered by a Stock
     ------------
Option shall be the Fair Market Value per share of Stock as of the date of grant.

5.3  Option Term.  The term of each Stock Option shall be ten (10) years.  No
     -----------
Stock Option may be exercised by any person after expiration of the term of the Stock Option.

5.4  Exercisability.  Stock Options shall be exercisable during the term of the
     --------------
Option, provided however, (i) no Stock Option shall be exercisable during the six months following the date of the granting of the Option and (ii) no Stock Option shall be exercisable by a Director (or his estate, if applicable) on or after the date which is one year after the date he ceased for any reason to be a member of the Board.

5.5  Method of Exercise.  Stock Options may be exercised, in whole or in part at
     ------------------
any time and from time to time during the Option period, by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, by certified check, or such other instrument as the Board may accept. Payment in full or in part may also be made by sales of Stock acquired in the exercise of a Stock Option (to the extent such cashless exercise is permitted under the Rules) or any combination of Stock and certified check.

No shares of Stock shall be issued until full payment therefor has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Stock Option when the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given any representations required by the Board.

Section 6.  Administration.
            ---------------

     The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall be authorized to:

     (a) adopt, revise and repeal such administrative rules, guidelines and practices governing this Plan as it shall from time to time deem advisable;

     (b) interpret the terms and provisions of this Plan and any Stock Option issued under this Plan (and any agreements relating thereto), and otherwise settle all claims and disputes arising under this Plan;

     (c) delegate responsibility and authority for the operation and administration of the Plan, appoint employees and officers of the Company and its affiliates to act on its behalf, and employ persons to assist in fulfilling its responsibilities under the Plan; and

     (d) otherwise supervise the administration of this Plan;

provided however, that the Board shall have no discretion with respect to the selection of Directors to receive Stock Options hereunder, the number of shares of Stock covered by any such Option, or the price or timing of any Stock Option granted hereunder.

Section 7.  Adjustments.
            ------------

7.1  Computation of Stock Available for the Plan.  For the purpose of computing
     -------------------------------------------
the total number of shares of Stock available at any time during which the Plan is in effect in connection with any grant of Stock Options under the Plan, there shall be debited against the total number of shares of Stock determined to be available pursuant to Section 3, the maximum number of shares of Stock subject to issuance upon exercise of Stock Options granted under the Plan.

7.2  Other Adjustment.  In the event of any merger, reorganization,
     ----------------
consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Board shall make such substitution or adjustment in the aggregate number of shares of Stock reserved for issuance under the Plan, and in the number and Option Price of shares of Stock subject to outstanding Stock Options granted under the Plan as is necessary to avoid any enlargement or diminution of the benefits intended to be made available hereunder, provided that the number of shares of Stock subject to any award shall always be a whole number.

Section 8.  Effective Date.
            --------------

     The effective date of this Plan shall be the date of its adoption by the Board of Directors of the Company. This Plan, and all Stock Options granted hereunder prior to shareholder approval hereinafter mentioned, shall be void and of no further force and effect unless this Plan and such Stock Options shall have been approved at a meeting of the shareholders of the Company by the favorable vote of a majority of the shares of Stock present or represented and entitled to vote at such meeting.

Section 9.  Term.
            ----

     No Stock Option shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date of shareholder approval of this Plan or the date this Plan is adopted by the Board, but the term of Stock Options granted before such tenth anniversary may continue beyond that date.

Section 10.  Amendment and Termination.
             -------------------------

     The Board may amend, alter, or discontinue the Plan at any time and from time to time; provided however, that (i) no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant with respect to a Stock Option which has been granted under the Plan, without the Participant's consent and (ii) no amendment which would affect the amount and price of Stock Options to be awarded hereunder, or the timing thereof, or the class of individuals to whom such awards may be made hereunder, may take effect within six (6) months of the effective date of any previous such amendment, other than to comport with changes in the Internal Revenue Code of 1986, the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated thereunder.

The undersigned, pursuant to the approval of the Board on February 12, 1997, does herewith execute the Commercial BancShares, Incorporated Non-Employee Director Stock Option Plan.



                                  /s/ William E. Mildren, Jr.
                                  ----------------------------------
                                  Chairman of the Board of Directors

                                  Exhibit "C"
      COMMERCIAL BANCSHARES, INCORPORATED LONG TERM INCENTIVE STOCK PLAN

                                   ARTICLE I
                            PURPOSE AND DEFINITIONS
                            -----------------------

Section 1.1  Purpose.  The name of this plan is the Commercial BancShares,
             -------
Incorporated, Long Term Incentive Stock Plan (the "Plan"). The purpose of the Plan is to promote the interests of the Company and its subsidiaries by promoting the acquisition and holding of Commercial BancShares, Incorporated stock by key employees, thereby maintaining their personal interest in the Company's continued success and aligning their interest with other stockholders. The Plan is also intended to promote the Company's ability to attract, retain and motivate key employees by sharing in the growth of the value of the Company.

Section 1.2  Definitions and Usage.  For the purposes of the Plan, the following
             ---------------------
terms, when used with initial capital letters, shall have the meanings as set forth below:

     "Affiliate" means (a) a corporation which, for purposes of Section 422 of
      ---------
     the Code, is a parent or subsidiary of the Company, and (b) any other entity in which the Company has a substantial equity investment, as designated by the Committee.

     "Board" means the Board of Directors of the Company.
      -----

     "Cause" means, in connection with an involuntary termination by the Company
      -----
     of a Participant's employment, (a) the willful and continued failure by the Participant to perform substantially the duties of the Participant's position or (b) the willful engaging by the Participant in conduct which is demonstrably injurious to the Company, monetarily or otherwise.

     "Change in Control" means (a) a report is filed with the Securities and
      -----------------
     Exchange Commission (the "SEC") on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any "person", as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act, other than the company or any Company employee benefit plan, is or has become a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; (b) the Company files a report or proxy statement with the SEC pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 6(e) of Schedule 14A thereunder that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; (c) the Company is merged or consolidated with another corporation and, as a result thereof, securities representing less than fifty percent (50%) of the combined voting power of the surviving or resulting corporation's securities (or of the securities of a parent corporation in case of a merger in which the surviving or resulting corporation becomes a wholly owned subsidiary of the parent corporation) are owned in the aggregate by holders of the Company's securities immediately prior to such merger or consolidation; (d) all or substantially all of the assets of the Company are sold in a single transaction or a series of related transactions to a single purchaser or a group of affiliated purchasers; or (e) during any period of twenty-four (24) consecutive months, individuals who were Directors of the Company at the beginning of such period cease to constitute at least a majority of the Company's Board unless the election, or nomination for election by the Company's shareholders, of more than one-half of any new Directors of the Company was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of such twenty-four (24) month period, either actually or by prior operation of this clause (e).

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
     time, and any successor thereto.

     "Committee" means, subject to Section 5.1 hereof, the Compensation
      ---------
     Committee of the Board or any subcommittee thereof established by the Board for fulfilling the defined responsibilities set forth herein.

     "Company" means Commercial BancShares, Incorporated, a corporation
      -------
     organized under the laws of the State of West Virginia, or any successor organization.


     "Disinterested Person" shall mean a director who is not, during the one-
      --------------------
     year period prior to service as an administrator of the Plan, or during such service, granted or awarded equity securities pursuant to the Plan or any other Plan of the Company or its Affiliates, or such other definition as shall apply for purposes of the Rules.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Fair Market Value" means, as of any day, the average of the closing prices
      -----------------
     of sales of shares of common stock on all national securities exchanges on which the common stock may at the time be listed or, if there shall have been no sales on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the common stock shall not be so listed, the average of the representative bid and asked prices quoted in the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System for such date or the next preceding date that common stock was traded on such market. If at any time there is no public market for the common stock, the fair market value of the shares of common stock subject an Option on the date an Option is granted shall be the fair market value thereof determined in good faith by the Board.

     "Incentive Stock Option" means any Stock Option intended to qualify as an
      ----------------------
     "incentive stock option" within the meaning of Section 422 of the Code.

     "Insider" means a Participant who is subject to the requirements of the
      -------
     Rules.

     "Non-Qualified Stock Option" means any Stock Option that is not an
      --------------------------
     Incentive Stock Option.

     "Outside Director" shall have the meaning set forth in Treasury Regulation
      ----------------
     Section 1.162-27(e)(3).

     "Participant" means an employee to whom an award is granted pursuant to the
      -----------
     Plan.

     "Performance Award" means an award made pursuant to Article IV below that
      -----------------
     is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on the Company, business unit and/or individual performance over a period of time.

     "Plan" means the Commercial BancShares Long Term Incentive Stock Plan, as
      ----
     hereinafter amended from time to time.

     "Restricted Stock" means an award of shares of Stock that is subject to
      ----------------
     restrictions pursuant to Section 4.3.

     "Retirement" means a Participant's retirement from active employment with
      ----------
     the Company and each of its Affiliates pursuant to which the Participant is entitled to receive a pension under the retirement plan maintained by the Company.

     "Rules" means Section 16 of the Exchange Act and the regulations
      -----
     promulgated thereunder.

     "Stock" means the common stock, $5.00 par value per share, of the Company.
      -----

     "Stock Appreciation Right" means the rights granted pursuant to an award
      ------------------------
     under Section 4.2.

     "Stock Option" or "Option" means any option to purchase shares of Stock
      ------------      ------
     (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 4.1.

Except where otherwise indicated by the context, any masculine terminology used herein also shall include the feminine and vice versa, and the definition of any term herein in the singular also shall include the plural and vice versa. References herein to Articles, Sections and Subsections are references to provisions in this Plan.

                                   ARTICLE II
                           STOCK SUBJECT TO THE PLAN
                           -------------------------

Section 2.1    Stock Subject to Plan.  The Stock to be subject or related to
               ---------------------
awards under the Plan may be either authorized and unissued or held in the treasury of the Company. The maximum number of shares of Stock authorized with respect to grant of awards under the Plan, subject to adjustment in accordance with Section 2.5 below, shall be one hundred fifty-two thousand nine hundred (152,900) shares.

Section 2.2  Annual Per-Participant Limitations.  The maximum number of shares
             ----------------------------------
of Stock covered by awards under the Plan provided to any Participant for any year shall not exceed twenty thousand (20,000) shares, subject to adjustment in accordance with Section 2.5 below. In addition, for awards settled in cash (in whole or in part), the maximum cash amount payable with respect awards under the Plan to any Participant for any year shall not exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of the award.

Section 2.3  Computation of Stock Available for the Plan.  For the purpose of
             -------------------------------------------
computing the total number of shares of Stock generally available under the Plan for award at any time during which the Plan is in effect, there shall be debited against the total number of shares of Stock determined to be available under this Article II, the maximum number of shares of Stock subject to issuance upon exercise of options or other stock based awards made under the Plan.

Section 2.4  Unused, Forfeited and Reacquired Shares.  The shares related to the
             ---------------------------------------
unexercised or undistributed portion of any terminated, expired, forfeited or surrendered award under the Plan shall be made available in connection with future awards under the Plan in addition to the shares determined available pursuant to Sections 2.1, 2.2 and 2.3; provided, however, that the foregoing shall not apply to any forfeited shares awarded as Restricted Stock pursuant to
Section 4.3.

Section 2.5  Other Adjustment.  In the event of any merger, reorganization,
             ----------------
consolidation, recapitalization, Stock dividend, Stock split or other change in corporate structure affecting the Stock, the Committee shall take any action which in its discretion it deems necessary to preserve benefits to Participants in this Plan, including, without limitation, substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan and in the number and price of shares subject to other awards made under the Plan, or substitution of property or other securities for Stock, Stock Options or Restricted Stock covered by any awards under this Plan.


                                  ARTICLE III
                                  ELIGIBILITY
                                  -----------

Section 3.1  Eligibility.  Officers and other key employees of the Company or an
             -----------
Affiliate (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Affiliates are eligible, upon selection by the Committee, to be granted awards under the Plan.

                                   ARTICLE IV
                             STOCK INCENTIVE AWARDS
                             ----------------------

Section 4.1  Stock Options.    Stock Options may be granted alone, in addition
             -------------
to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
Section 422 of the Code.

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

     (a) Option Price.  The option price per share of Stock purchasable under a
         ------------
Stock Option shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of grant. Notwithstanding the preceding, the Committee, in its discretion, may determine a Stock Option price of less than the Fair Market Value of the Stock at the time of grant, if such Stock Option is granted as a substitute for a stock option granted by an entity which has been merged with or acquired by the Company or an Affiliate and such substitute grant is made in connection with such merger or acquisition. Any Incentive Stock Option granted to any optionee who, at the time the option is granted, owns more than ten percent (10%) of the voting power of all classes of stock of the Company or of an Affiliate shall have an exercise price no less than one hundred and ten percent (110%) of Fair Market Value per share on date of the grant.

     (b) Option Term.  The term of each Stock Option shall be fixed by the
         -----------
Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted. However, any Incentive Stock Option granted to any optionee who, at the time the option is granted owns more than ten percent (10%) of the voting power of all classes of stock of the Company or of an Affiliate may not have a term of more than five (5) years. No Option may be exercised by any person after expiration of the term of the Option.

     (c) Exercisability.  Stock Options shall be exercisable at such time or
         --------------
times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that, except as provided in
Section 4.1(d), (e) and (f) and Section 5.5, and unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable during the six (6) months following the date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion, subject to the restriction that any such waiver with respect to any Incentive Stock Option shall be made in accordance with Section 422 of the Code.

     (d) Termination by Reason of Death or Retirement.  If an optionee's
         --------------------------------------------
employment by the Company and/or any Affiliate terminates by reason of death or Retirement, any Stock Option held by such optionee which has vested and become exercisable may be exercised (to the extent exercisable upon the optionee's termination) by the optionee or by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one
(1) year (or such shorter period as the Committee may specify at grant) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (e) Other Termination without Cause.  Unless otherwise provided in this
         -------------------------------
Plan, or otherwise determined by the Committee at or after grant, if an optionee's employment by the Company and/or any Affiliate terminates for any reason other than death or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised (to the extent exercisable upon the optionee's termination) for the lesser of ninety (90) days or the balance of such Stock Option's term if the optionee voluntarily leaves the employ of the Company or is involuntarily terminated by the Company without Cause.

     (f) Termination for Cause.  Unless otherwise provided in this Plan, or
         ---------------------
otherwise determined by the Committee at or after grant, if an optionee's employment by the Company and/or any Affiliate terminates for Cause, the Stock Option shall thereupon terminate and expire.

     (g) Incentive Stock Option Limitations.  To the extent required for
         ----------------------------------
"incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company (within the meaning of Section 424 of the Code) shall not exceed one hundred thousand dollars ($100,000).

     (h) Exercise of Stock Options.  An optionee may exercise a Stock Option in
         -------------------------
whole or in part at any time and from time to time during the period within which a Stock Option may be exercised. To exercise a Stock Option, an optionee shall give written notice of exercise to the Secretary of the Company specifying the number of shares of Stock to be purchased; and provide payment of the Option price for such shares of Stock by certified check payable to the order of the Company, by Stock owned by the optionee or by sale of shares of Stock acquired in the exercise of a Stock Option (to the extent such cashless exercise is permitted under rules promulgated by the Committee and under the Rules) or any combination of Stock and cash or check. If payment of the Option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of unrestricted Stock already owned by the Participant, the Company may require that the Stock be owned by the Participant for a period of six (6) months or longer.

An optionee shall be treated for all purposes as the owner of record of the number of shares of Stock purchased pursuant to exercise of the Stock Option (in whole or in part) as of the date the conditions set forth in preceding paragraph are satisfied. Notwithstanding the foregoing, no exercise of a Stock Option shall be effective until the shares of Stock subject to this Plan have been registered or qualified for sale under applicable Federal and state securities laws, and no Stock Option shall be deemed granted until this Plan is approved by the holders of Company stock having a majority of the voting power of all stock represented at a meeting duly held in accordance with West Virginia law within twelve (12) months after this Plan is adopted by the Board.

Upon the effective exercise of a Stock Option (in whole or in part) in accordance with Subsection (h), the Committee shall deliver to the optionee the number of shares of Stock for which the Stock Option is exercised, adjusted for any shares of Stock sold or withheld in connection with such exercise.

     (i) Cash-out of Option; Settlement of Spread Value in Restricted Stock.  On
         ------------------------------------------------------------------
receipt of written notice to exercise, the Committee may, in its sole discretion, elect to cash out all or part of the portion of the Option(s) to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cash-out.

In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the Spread Value of an exercised option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

Section 4.2  Stock Appreciation Rights.  Both Tandem Stock Appreciation Rights
             -------------------------
and Non-Tandem Stock Appreciation Rights, as described below, may be granted to Participants in the Plan.

     (a) Tandem Stock Appreciation Rights.  A Tandem Stock Appreciation Right is
         --------------------------------
the right, granted under this Subsection, to surrender to the Company all (or a portion) of a Stock Option or other award under this Plan in exchange for an amount equal to the Spread Value, as defined in Section 4.1(i), of the Stock (or portion of the Stock) covered by the associated Stock Option. Tandem Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option or other award granted under the Plan. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

A Stock Appreciation Right may be exercised by an optionee, in accordance with this Subsection, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in this Subsection. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee.

     (b) Non-Tandem Stock Appreciation Rights.  A Non-Tandem Stock Appreciation
         ------------------------------------
Right is a right granted pursuant to this Subsection to receive an amount equal to the difference between (i) the Fair Market Value, as of the date such Right is exercised, of a number of shares of Stock specified in the grant of such Right, and (ii) the Fair Market Value of such shares of Stock as of the date such Right is granted.

Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee.

Section 4.3  Restricted Stock.
             -----------------

     (a) Administration.  Shares of Restricted Stock may be issued either alone
         --------------
or in addition to other awards granted under the Plan. The Committee may condition the vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion; provided, however, that specified performance goals intended to satisfy the requirements of Section 162(m) of the Code shall be preestablished and objective in accordance with Section 162(m) and the regulations thereunder, may vary among Participants and among groups of Participants, and shall be based upon such Company, business unit and/or individual objective performance factors and criteria as the Committee may deem appropriate, including and limited to stock price, market share, sales, earnings per share, return on assets, return on equity, costs, cash flow and any combination thereof.

     (b) Restrictions and Conditions.  Each award of Restricted Stock hereunder
         ---------------------------
shall be subject to the following:

          (i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company and has otherwise complied with the applicable terms and conditions of such award.

         (ii) Each Restricted Stock award agreement shall provide that the Restricted Stock covered by the agreement shall be subject to a "substantial risk of forfeiture" (within the meaning of Section 83 of the Code) for a period to be determined by the Committee (the "Restriction Period"). Subject to the provisions of this Plan and the Restricted Stock agreement, during the Restriction Period, the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion; provided, however, that in no event shall any such lapse, acceleration or waiver of restrictions occur with respect to Restricted Stock that is intended to qualify as performance-based compensation under Section 162(m) of the Code (to the extent such lapse, acceleration or waiver would cause such Restricted Stock to fail to so qualify).

        (iii) Awards of Restricted Stock must be accepted within a period, to be determined by the Committee at the time of the grant, after the award date, by executing a Restricted Stock agreement and paying whatever price (if any) is required under this Section.

         (iv) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero, unless otherwise required under applicable state law.

          (v) Except as otherwise specified by the Committee, each Participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award, substantially in the following form:

                THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE COMMERCIAL BANCSHARES, INCORPORATED LONG TERM INCENTIVE STOCK PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND COMMERCIAL BANCSHARES, INCORPORATED. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE COMMERCIAL BANCSHARES, INCORPORATED.

         (vi) The Committee may require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

        (vii) Except as provided above, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Article II.

       (viii) Subject to the applicable provisions of the Restricted Stock agreement and this Section and unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant.

         (ix) In the event of hardship or other special circumstances of a Participant whose employment with the Company is involuntarily terminated (other than for Cause), the Committee may, in it sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate; provided, however, that in no event shall any such waiver of restrictions occur with respect to Restricted Stock that is intended to qualify as performance-based compensation under
              Section 162(m) of the Code (to the extent such waiver would cause such Restricted Stock to fail to so qualify).

         (x) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.

Section 4.4  Performance Awards.
             -------------------

     (a) Awards and Administration.  Performance Awards may be awarded either
         -------------------------
alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Performance Award, which shall be subject to
Section 5.5, and shall determine the performance objectives to be used in valuing Performance Awards and determining the extent to which such Performance Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Company, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity; provided, however, that performance objective intended to satisfy the requirements of Section 162(m) of the Code shall be preestablished and objective, and such performance factors and criteria shall be limited to stock price, market share, sales, earnings per share, return on assets, return on equity, costs, cash flow, and any combination thereof. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria.

At the beginning of each Performance Period, the Committee shall determine for each Performance Award subject to such Performance Period the range of dollar values or number of shares of Stock to be awarded to the Participant at the end of the Performance Period if and to the extent that the relevant measure(s) of performance for such Performance Award is (are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion; provided, however, that Performance Awards payable in cash shall not exceed the Participant's base salary for such Performance Period.

     (b) Adjustment of Awards.  In the event of special or unusual events or
         ---------------------
circumstances affecting the application of one or more performance objectives to a Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship; provided, however, that in no event shall any such revision result in the increase in a Performance Award or waiver of a performance goal if such Award or goal is intended to comply with Section 162(m) of the Code.

     (c) Termination of Employment.  Subject to Section 5.5 and unless otherwise
         --------------------------
provided in the applicable award agreement(s), if a Participant terminates employment with the Company during a Performance Period because of death, Disability or Retirement, such Participant may be entitled to payment with respect to each outstanding Performance Award at the end of the applicable Performance Period as follows:

         (i) to the extent relevant under the terms of the award, based upon the Participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the applicable business unit(s) for the entire Performance Period, and

         (ii) where deemed appropriate by the Committee, prorated for the portion of the Performance Period during which the Participant was employed by the Company, all as determined by the Committee, in its sole discretion.

         Notwithstanding the preceding, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

         Subject to Section 5.5, if a Participant terminates employment with the Company during a Performance Period for any reason other than death, Disability, or Retirement, then such Participant shall not be entitled to any payment with respect to the Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

     (d) Timing and Form of Payment.  The earned portion of a Performance Award
         ---------------------------
may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in installments commencing as soon as practicable after the end of the relevant Performance Period, all as the Committee shall determine at or after grant.

     (e) Effect of Performance Awards on Stock Available under Article IV.  If
         -----------------------------------------------------------------
and to the extent a Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Performance Award not paid in Stock shall again become available for award under Article IV.


                                   ARTICLE V
                       ADMINISTRATION, GENERAL PROVISIONS
                       ----------------------------------

Section 5.1  Administration.  The Plan shall be administered by the Committee,
             ---------------
which at all times shall be comprised of not less than three (3) persons who are: (a) Disinterested Persons, if required to qualify the Plan for an exemption from Section 16(b) of the Exchange Act that is available under the Rules; and
(b) Outside Directors, if required to qualify compensation paid under the Plan as performance-based compensation under Section 162(m) of the Code. Members of the Board who qualify as Disinterested Persons and/or Outside Directors shall perform the functions of the Committee if at any time the Board has not appointed such members to comprise the Committee.

Section 5.2  Authority of the Committee.  The Committee shall have the authority
             ---------------------------
to:

     (a) select the officers and other key employees of the Company or an Affiliate to whom awards may from time to time be granted hereunder, and to determine for each such officer and other key employee the levels and other terms and conditions of any stock-ownership requirements for receiving awards hereunder;

     (b) grant to eligible employees, pursuant to the terms of the Plan, Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards and/or other permissible awards hereunder, and determine the conditions, restrictions and procedures to be applied to each such award;

     (c) determine the terms and conditions, not inconsistent with the terms of the Plan, of any deferral made or award granted hereunder, including, but not limited to, the share price and any restriction or limitation or any vesting acceleration or forfeiture waiver regarding any deferral or award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

     (d) take such action as it deems appropriate to comply with the provisions of the Code, the Exchange Act and other applicable laws, including any such action it deems appropriate under Section 162(m) of the Code concerning the Federal income tax deductibility of deferrals or awards granted hereunder (including without limitation, determining preestablished, objective performance goals and the method of computing awards, reviewing award formulas and performance goals and criteria, certifying whether performance goal measures have been satisfied, and establishing a subcommittee consisting of outside, independent directors for this purpose; provided, however, that actions of any such subcommittee shall be subject to ratification by the Committee);

     (e) amend the terms of any award granted hereunder, prospectively or retroactively; provided, however, that any such amendment must be consistent with the provisions of this Plan, and no such amendment shall impair the rights of a Participant with respect to any outstanding award under the Plan without his consent;

     (f) interpret the terms and provisions of this Plan and any award granted hereunder (and any agreements relating thereto), and otherwise settle all claims and disputes arising under this Plan;

     (g) delegate responsibility and authority for the operation and administration of the Plan, appoint employees and officers of the Company and Affiliates to act on its behalf, and employ persons to assist in fulfilling its responsibilities under the Plan; and

     (h) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, and otherwise supervise the administration of this Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

The Committee may make decisions to take action under this Plan only by majority action of all Committee members. The Committee may act without a meeting only by written instrument signed by all members of the Committee.

Section 5.3  Amendments and Termination.  The Board may amend, alter or
             ---------------------------
discontinue the Plan at any time and from time to time, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee or Participant with respect to any outstanding award under the Plan without the optionee's or Participant's consent, or which, without the approval of the Company's stockholders, would:

     (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

     (b) extend the maximum Option period applicable under the Plan;

     (c) otherwise cause the Plan to fail to qualify for an exemption it is seeking to rely upon under the Rules; or

     (d) otherwise cause the Plan to fail to satisfy the requirements of any applicable securities or tax law or the applicable rules and regulations promulgated by any national securities exchange or by the NASDAQ.

Section 5.4  Unfunded Status of Plan.  The Plan is intended to constitute an
             ------------------------
"unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to deferrals or awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

Section 5.5  Change in Control Provisions.  The Committee, in its discretion,
             -----------------------------
may provide at the time of a grant of any award under Article IV that the terms of the award, including, but not limited to, the method of determining Fair Market Value, or the date on which an award vests or becomes exercisable, may be modified in the event of a Change in Control; provided that in no event shall such modification occur with respect to any award that is intended to qualify as performance-based compensation under Section 162(m) of the Code (to the extent such modification would cause the award to fail to so qualify). Except as otherwise provided under this Plan, the Committee may determine at any time at or after the grant of an award under Article IV, (a) the criteria used to determine whether a Change in Control has occurred, and (b) whether a Change in Control has in fact occurred.

Section 5.6  General Provisions.
             -------------------

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee or Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Exchange Act, any stock exchange upon which the Stock is then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The adoption of the Plan shall not confer upon any employee of the Company or an Affiliate any right to continued employment with the Company or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for applicable income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (e) At the time of grant under Article IV, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee shall specify at the time of grant.

     (f) The reinvestment of dividends in additional Restricted Stock (or in other types of Plan deferrals or awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under
Article II for such reinvestment (taking into account then outstanding Stock Options and other Plan deferrals or awards).

     (g) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

     (h) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of West Virginia, to the extent not preempted by Federal law.

Section 5.7  Effective Date of Plan.  This Plan shall be effective on January 1,
             -----------------------
1997; provided, however, that the effectiveness of this Plan is conditioned on its approval by an affirmative vote of the holders of Company stock represented at a meeting duly held in accordance with West Virginia law within twelve (12) months after the date this Plan is adopted by the Board. All awards under this Plan shall be null and void if the Plan is not approved by such stockholders within such twelve-month period.

Section 5.8  Term of Plan.  No award under Article IV shall be granted pursuant
             -------------
to the Plan on or after the tenth anniversary of the earlier of the date of stockholder approval or the date this Plan is adopted by the Board, but awards granted prior to such tenth anniversary may extend beyond that.

Section 5.9  Proceeds and Expenses.  The proceeds received by the Company from
             ----------------------
the sale of shares of Stock pursuant to the exercise of Stock Options shall be used for general corporate purposes. The Company shall bear any expenses associated with the administration of this Plan.

Section 5.10  Severability.  If any provision of this Plan shall be held illegal
              -------------
or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

Section 5.11  Assignability.  No Option, Stock Appreciation Right or other
              --------------
"derivative security" (as defined for purposes of the Rules) awarded under the Plan may be transferred other than (a) by will or by the laws of descent and distribution, or (b) as otherwise hereafter permitted in accordance with the Rules without jeopardizing or impairing any exemption provided for under the Rules. Any restriction on the transferability of derivative securities required by the Rules in order to qualify for an exemption under the Rules is hereby incorporated in the Plan to the extent necessary to obtain the applicable exemption.

Section 5.12  Awards in Substitution for Awards Granted by Other Companies.  To
              -------------------------------------------------------------
the extent not otherwise provided in the Plan, awards (whether Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards) may be granted under the Plan in substitution for awards held by employees of a company who become employees of the Company or an Affiliate as a result of the acquisition, merger or consolidation of the employer company by or with the Company or an Affiliate. The terms, provisions and benefits of the substitute awards so granted may vary from those set forth in or authorized by the Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the terms, provisions and benefits of awards in substitution for which they are granted.

The undersigned, pursuant to the approval of the Board on February 12, 1997, does herewith execute the Commercial BancShares, Incorporated Long Term Incentive Stock Plan.


                            COMMERCIAL BANCSHARES, INCORPORATED


                            By: William E. Mildren, Jr.
                                -----------------------


                            Title: Chairman of the Board of Directors
                                   ----------------------------------

                                 PROXY FORM

                      COMMERCIAL BANCSHARES, INCORPORATED
                      PROXY FOR 1997 SHAREHOLDERS' MEETING

Know all men, by these presents that the undersigned shareholder(s) of Commercial BancShares, Incorporated ("Commercial"), 415 Market Street, Parkersburg, West Virginia, does hereby nominate, constitute and appoint Larry
G. Johnson and Barbara E. Ott or either one of them, with full power of substitution for and in the name, place and stead of the undersigned to vote all the common stock of Commercial BancShares, Incorporated, standing in the undersigned's name on its books on April 2, 1997, at the 1997 Annual Meeting of Shareholders to be held at Dils Banquet & Meeting Center, 6th Street and Williams Court Alley, Parkersburg, West Virginia, on May 14, 1997 at 3:00 p.m., local time or any adjournment thereof, with all powers the undersigned would possess if personally present as follows:

The undersigned acknowledges receipt of the Notice and Proxy Statement dated April 18, 1997, and hereby revokes all proxies previously given by the undersigned for said meeting.

This proxy confers authority to vote "FOR" the propositions listed below unless otherwise indicated. The Board of Directors recommends a vote "FOR" the proposals below. If any matter shall properly come before the meeting, or any adjournment thereof, this proxy will be voted on such matters in accordance with the judgment of the above proxies, based upon the conditions then prevailing and any recommendation of the Board of Directors.

Unless a different allocation is indicated, the proxies will vote your total cumulative vote ratably for the directors for whom you are voting unless directed otherwise by the Board of Directors of Commercial BancShares, Incorporated.

This proxy is solicited on behalf of the Board of Directors of Commercial BancShares, Incorporated and may be revoked prior to its exercise.

The Board of Directors recommends a vote FOR the following seventeen nominees:

1.  Proposal to elect seventeen (17) Directors.
FOR all nominees listed (except as marked to the contrary below.)  [   ]
WITHHOLD AUTHORITY to vote for all nominees listed.      [   ]

Bruce Bingham, Frank L. Christy, A. Vernon Criss, III, Gary R. Davis, Wilson Davis, Carl E. Dollman, James A. Meagle, Jr., David L. Mendenhall, William E. Mildren, Jr., Jack F. Poe, Robert E. Richardson, Sr., W. S. Ritchie, Jr., Susan
S. Ross, Donald L. Scothorn, James L. Wahle, Thomas N. Webster and Morris B. Wilkins

If you wish to withhold your vote for any of the above nominees, so indicate by striking the name of the nominee.

  Continued, and to be marked, dated and signed, on the other side.  All joint owners must sign.

[Logo of Commercial BancShares, Incorporated]
Commercial BancShares, Incorporated
c/o Corporate Trust Services
Mail Drop 1090F5
38 Fountain Square Plaza
Cincinnati, OH  45263


                      COMMERCIAL BANCSHARES, INCORPORATED
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 1997
                                   3:00 p.m.
                         Dils Banquet & Meeting Center
                          6th and Williams Court Alley
                           Parkersburg, West Virginia



                              fold and detach here
 ................................................................................

2.  Proposal to ratify the appointment of Harman, Thompson, Mallory &
    Ice, A.C. Certified Public Accountants as independent auditors of Commercial. [ ] FOR [ ] AGAINST [ ] ABSTAIN
3. Proposal to increase the authorized common stock to 5,000,000 shares of $5 par value common stock.
                        [ ] FOR  [ ]  AGAINST  [ ]  ABSTAIN
4. Proposal to approve a stock option plan for Commercial's nonemployee directors
                        [ ] FOR  [ ]  AGAINST  [ ]  ABSTAIN
5. Proposal to approve a long term incentive stock plan for Commercial's employees
                        [ ] FOR  [ ]  AGAINST  [ ]  ABSTAIN
6. Proposal to transact such other business as may properly come before the meeting.
                        [ ] FOR  [ ]  AGAINST  [ ]  ABSTAIN

Dated:                         , 1997
      -------------------------

_________________________________________

By: ______________________________________
         Signature or Signatures
PLEASE SIGN, DATE AND PROMPTLY
RETURN THIS PROXY IN THE ENCLOSED
ENVELOPE